                                                                 Exhibit 10.2







                       RECEIVABLES PURCHASE AGREEMENT


                          dated as of June 30, 2000


                                    Among

                  GRAYBAR COMMERCE CORPORATION, as Seller,

                GRAYBAR ELECTRIC COMPANY, INC., as Servicer,

                   FALCON ASSET SECURITIZATION CORPORATION

                                     and

                     BANK ONE, NA (MAIN OFFICE CHICAGO)
                                  as Agent

                              TABLE OF CONTENTS





                                                                           Page

                                  ARTICLE I
                            PURCHASE ARRANGEMENTS
Section 1.1...............................................Purchase Facility  1
Section 1.2.......................................................Increases  1
Section 1.3.......................................................Decreases  2
Section 1.4............................................Payment Requirements  2

                                 ARTICLE II
                          PAYMENTS AND COLLECTIONS

Section 2.1........................................................Payments  3
Section 2.2...............................Collections Prior to Amortization  3
Section 2.3..............................Collections Following Amortization  3
Section 2.4......................................Application of Collections  4
Section 2.5...............................................Payment Recission  4
Section 2.6.....................................Maximum Purchaser Interests  4
Section 2.7...................................................Clean Up Call  4

                                 ARTICLE III
                               CONDUIT FUNDING

Section 3.1........................................................CP Costs  5
Section 3.2...............................................CP Costs Payments  5
Section 3.3.........................................Calculation of CP Costs  5

                                 ARTICLE IV
                        FINANCIAL INSTITUTION FUNDING

Section 4.1...................................Financial Institution Funding  5
Section 4.2..................................................Yield Payments  6
Section 4.3...................Selection and Continuation of Tranche Periods  6
Section 4.4............................Financial Institution Discount Rates  6
Section 4.5.....................................Suspension of the LIBO Rate  6

                                  ARTICLE V
                       REPRESENTATIONS AND WARRANTIES

Section 5.1............Representations and Warranties of The Seller Parties  7
Section 5.2............Financial Institution Representations and Warranties  10

                                 ARTICLE VI
                           CONDITIONS OF PURCHASES

Section 6.1............Conditions Precedent to Initial Incremental Purchase  11
Section 6.2.........Conditions Precedent to All Purchases and Reinvestments  11

                                 ARTICLE VII
                                  COVENANTS

Section 7.1.....................Affirmative Covenants of The Seller Parties  12
Section 7.2........................Negative Covenants of The Seller Parties  19

                                ARTICLE VIII
                        ADMINISTRATION AND COLLECTION

Section 8.1.........................................Designation of Servicer  20
Section 8.2..............................................Duties of Servicer  20
Section 8.3..............................................Collection Notices  21
Section 8.4......................................Responsibilities of Seller  22
Section 8.5.........................................................Reports  22
Section 8.6..................................................Servicing Fees  22

                                 ARTICLE IX
                             AMORTIZATION EVENTS

Section 9.1.............................................Amortization Events  22
Section 9.2........................................................Remedies  24


                                  ARTICLE X
                               INDEMNIFICATION

Section 10.1..............................Indemnities by The Seller Parties  24
Section 10.2..............................Increased Cost and Reduced Return  27
Section 10.3.......................................Other Costs and Expenses  27
Section 10.4....................................................Allocations  27


                                 ARTICLE XI
                                  THE AGENT

Section 11.1.......................................Authorization and Action  28
Section 11.2...........................................Delegation of Duties  28
Section 11.3.........................................Exculpatory Provisions  28
Section 11.4..............................................Reliance by Agent  28
Section 11.5.....................Non-Reliance on Agent and Other Purchasers  29
Section 11.6..............................Reimbursement and Indemnification  29
Section 11.7...............................Agent in its Individual Capacity  29
Section 11.8................................................Successor Agent  29


                                 ARTICLE XII
                         ASSIGNMENTS; PARTICIPATIONS

Section 12.1....................................................Assignments  30
Section 12.2.................................................Participations  30


                                ARTICLE XIII
                             LIQUIDITY FACILITY

Section 13.1.............................Transfer to Financial Institutions  31

Section 13.2.................................Transfer Price Reduction Yield  31
Section 13.3............................................Payments to Conduit  31
Section 13.4..............Limitation on Commitment to Purchase from Conduit  31
Section 13.5..............................Defaulting Financial Institutions  32
Section 13.6.............................Terminating Financial Institutions  32


                                 ARTICLE XIV
                                MISCELLANEOUS

Section 14.1.........................................Waivers and Amendments  33
Section 14.2........................................................Notices  35
Section 14.3...............................................Ratable Payments  35
Section 14.4............Protection of Ownership Interests of the Purchasers  35
Section 14.5................................................Confidentiality  36
Section 14.6............................................Bankruptcy Petition  36
Section 14.7........................................Limitation of Liability  36
Section 14.8..................................................CHOICE OF LAW  36
Section 14.9........................................CONSENT TO JURISDICTION  36
Section 14.10..........................................WAIVER OF JURY TRIAL  37
Section 14.11................Integration; Binding Effect; Survival of Terms  37
Section 14.12................Counterparts; Severability; Section References  37
Section 14.13................................................Bank One Roles  37
Section 14.14..............................................Characterization  38
Section 14.15...................................................Withholding  38

                                POOL PURCHASE




                        GRAYBAR COMMERCE CORPORATION
                       RECEIVABLES PURCHASE AGREEMENT


         This Receivables Purchase Agreement, dated as of June 30, 2000, is among Graybar Commerce Corporation, a Delaware corporation ("Seller"),
                                                             ------
Graybar Electric Company, Inc., a New York corporation ("Graybar"), as
                                                         -------
initial Servicer (the Servicer together with Seller, the "Seller Parties"
                                                          --------------
and each a "Seller Party"), the entities listed on Schedule A to this
            ------------                           ----------
Agreement (together with any of their respective successors and assigns hereunder, the "Financial Institutions"), Falcon Asset Securitization
                ----------------------
Corporation ("Conduit") and Bank One, NA (Main Office Chicago), as agent for
              -------
the Purchasers hereunder or any successor agent hereunder (together with its successors and assigns hereunder, the "Agent"). Unless defined elsewhere
                                       -----
herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.
                          ---------


                           PRELIMINARY STATEMENTS

         Seller desires to transfer and assign Purchaser Interests to the Purchasers from time to time.

         Conduit may, in its absolute and sole discretion, purchase Purchaser Interests from Seller from time to time.

         In the event that Conduit declines to make any purchase, the Financial Institutions shall, at the request of Seller, purchase Purchaser Interests from time to time. In addition, the Financial Institutions have agreed to provide a liquidity facility to Conduit in accordance with the terms hereof.

         Bank One, NA (Main Office Chicago) has been requested and is willing to act as Agent on behalf of Conduit and the Financial Institutions in accordance with the terms hereof.


                                   ARTICLE

                           PURCHASE ARRANGEMENTS

                  Section 1.1  Purchase Facility. Upon the terms and subject
                               -----------------
to the conditions hereof, Seller may, at its option, sell and assign Purchaser Interests to the Agent for the benefit of one or more of the Purchasers. In accordance with the terms and conditions set forth herein, Conduit may, at its option, instruct the Agent to purchase on behalf of Conduit, or if Conduit shall decline to purchase, the Agent shall purchase, on behalf of the Financial Institutions, Purchaser Interests from time to time in an aggregate amount not to exceed at such time the lesser of (i) the Purchase Limit and (ii) the aggregate amount of the Commitments during the period from the date hereof to but not including the Facility Termination Date.


                  Section 1.2  Increases.
                               ---------

                  Seller shall provide the Agent with at least two Business Days' prior notice in a form set forth as Exhibit II hereto of each
                                          ----------
Incremental Purchase (a "Purchase Notice"). Each
                         ---------------

Purchase Notice shall be subject to Section 6.2 hereof and, except as set
                                    -----------
forth below, shall be irrevocable and shall specify the requested Purchase Price (which shall be at least $1,000,000 and integral multiples of $100,000 in excess thereof) and date of purchase and, in the case of an Incremental Purchase to be funded by the Financial Institutions, the requested Discount Rate and Tranche Period. Without the prior approval of the Agent, Seller shall not request more than three proposed purchases in any calendar month and, unless approved by the Agent in its sole discretion, any such requests in excess of three in any calendar month shall be void. Following receipt of a Purchase Notice, the Agent will determine whether Conduit agrees to make the purchase. If Conduit declines to make a proposed purchase, Seller may cancel the Purchase Notice or, in the absence of such a cancellation, the Incremental Purchase of the Purchaser Interest will be made by the Financial Institutions. On the date of each Incremental Purchase, upon satisfaction of the applicable conditions precedent set forth in Article VI, Conduit or the
                                                 ----------
Financial Institutions, as applicable, shall deposit to the Facility Account, in immediately available funds, no later than 12:00 noon (Chicago time), an amount equal to (i) in the case of Conduit, the aggregate Purchase Price of the Purchaser Interests Conduit is then purchasing or (ii) in the case of a Financial Institution, such Financial Institution's Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests the Financial Institutions are purchasing.

                  Section 1.3  Decreases. Seller shall provide the Agent
                               ---------
with prior written notice in conformity with the Required Notice Period (a "Reduction Notice") of any proposed reduction of Aggregate Capital from
 ----------------
Collections. Such Reduction Notice shall designate (i) the date (the "Proposed Reduction Date") upon which any such reduction of Aggregate
 -----------------------
Capital shall occur (which date shall give effect to the applicable Required Notice Period), and (ii) the amount of Aggregate Capital to be reduced which shall be applied ratably to the Purchaser Interests of Conduit and the Financial Institutions in accordance with the amount of Capital (if any) owing to Conduit, on the one hand, and the amount of Capital (if any) owing to the Financial Institutions (ratably, based on their respective Pro Rata Shares), on the other hand (the "Aggregate Reduction"). Only one (1)
                                 -------------------
Reduction Notice shall be outstanding at any time. No Aggregate Reduction will be made following the occurrence of the Amortization Date without the consent of the Agent.

                  Section 1.4  Payment Requirements. All amounts to be paid
                               --------------------
or deposited by any Seller Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (Chicago time) on the day when due in immediately available funds, and if not received before 11:00 a.m. (Chicago time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Purchaser they shall be paid to the Agent, for the account of such Purchaser, at 1 Bank One Plaza, Chicago, Illinois 60670 until the Seller Parties are otherwise notified by the Agent. Upon notice to Seller, the Agent may debit the Facility Account for all amounts due and payable hereunder. All computations of Yield, per annum fees calculated as part of any CP Costs, per annum fees hereunder and per annum fees under the Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.

                                 ARTICLE II

                          PAYMENTS AND COLLECTIONS

                  Section 2.1  Payments. Notwithstanding any limitation on
                               --------
recourse contained in this Agreement, Seller shall immediately pay to the Agent when due, for the account of the relevant Purchaser or Purchasers on a full recourse basis, (i) such fees as set forth in the Fee Letter (which fees shall be sufficient to pay all fees owing to the Financial Institutions), (ii) all CP Costs, (iii) all amounts payable as Yield, (iv) all amounts payable as Deemed Collections (which shall be immediately due and payable by Seller and applied to reduce outstanding Aggregate Capital hereunder in accordance with Sections 2.2 and 2.3 hereof), (v) all amounts
                             ------------     ---
required pursuant to Section 2.6, (vi) all amounts payable pursuant to
                     -----------
Article X, if any, (vii) all Servicer costs and expenses, including the
---------
Servicing Fee, in connection with servicing, administering and collecting the Receivables, (viii) all Broken Funding Costs and (ix) all Default Fees (collectively, the "Obligations"). If any Person fails to pay any of the
                   -------------
Obligations when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid. Notwithstanding the foregoing, no provision of this Agreement or the Fee Letter shall require the payment or permit the collection of any amounts hereunder in excess of the maximum permitted by applicable law. If at any time Seller receives any Collections or is deemed to receive any Collections, Seller shall immediately pay such Collections or Deemed Collections to the Servicer for application in accordance with the terms and conditions hereof and, at all times prior to such payment, such Collections or Deemed Collections shall be held in trust by Seller for the exclusive benefit of the Purchasers and the Agent.

                  Section 2.2  Collections Prior to Amortization. Prior to
                               ---------------------------------
the Amortization Date, any Collections and/or Deemed Collections received by the Servicer shall be held in trust (although not necessarily segregated) by the Servicer for the payment of any accrued and unpaid Aggregate Unpaids or for a Reinvestment as provided in this Section 2.2. If at any time any
                                       -----------
Collections and/or Deemed Collections are received by the Servicer prior to the Amortization Date, (i) the Servicer shall set aside the Termination Percentage (hereinafter defined) of Collections evidenced by the Purchaser Interests of each Terminating Financial Institution and (ii) Seller hereby requests and the Purchasers (other than any Terminating Financial Institutions) hereby agree to make, simultaneously with such receipt, a reinvestment (each a "Reinvestment") with that portion of the balance of
                      ------------
each and every Collection and Deemed Collection received by the Servicer that is part of any Purchaser Interest (other than any Purchaser Interests of Terminating Financial Institutions), such that after giving effect to such Reinvestment, the amount of Capital of such Purchaser Interest immediately after such receipt and corresponding Reinvestment shall be equal to the amount of Capital immediately prior to such receipt. On each Settlement Date prior to the occurrence of the Amortization Date, the Servicer shall remit to the Agent's account the amounts set aside during the preceding Settlement Period that have not been subject to a Reinvestment and apply such amounts (if not previously paid in accordance with Section 2.1)
                                                              -----------
first, to reduce unpaid Obligations and second, to reduce the Capital of all
-----                                   ------
Purchaser Interests of Terminating Financial Institutions, applied ratably to each Terminating Financial Institution according to its respective Termination Percentage. If such Capital and Obligations shall be reduced to zero, any additional Collections received by the Servicer (i) if applicable, shall be remitted to the Agent's account no later than 11:00 a.m. (Chicago time) to the extent required to fund any Aggregate Reduction on such Settlement Date and (ii) any balance remaining thereafter shall be remitted from the Servicer to Seller on such Settlement Date. Each Terminating Financial Institution shall be allocated a ratable portion of Collections from the date of any assignment by Conduit pursuant to Section 13.6 (the
                                                       ------------
"Termination Date") until such Terminating Financing Institution's Capital
 ----------------
shall be paid in full. This ratable portion shall be calculated on the Termination Date of each Terminating Financial Institution as a percentage equal to (i) Capital of such Terminating Financial Institution outstanding on its Termination Date, divided by (ii) the Aggregate Capital outstanding
                         ----------
on such Termination Date (the "Termination Percentage"). Each Terminating
                               ----------------------
Financial Institution's Termination Percentage shall remain constant prior to the Amortization Date. On and after the Amortization Date, each Termination Percentage shall be disregarded, and each Terminating Financial Institution's Capital shall be reduced ratably with all Financial Institutions in accordance with Section 2.3.
                                -----------

                  Section 2.3  Collections Following Amortization. On the
                               ----------------------------------
Amortization Date and on each day thereafter, the Servicer shall set aside and hold in trust, for the holder of each Purchaser Interest, all Collections received on such day and an additional amount for the payment of any accrued and unpaid Obligations owed by Seller and not previously paid by Seller in accordance with Section 2.1. On and after the Amortization Date,
                          -----------
the Servicer shall, at any time upon the request from time to time by (or pursuant to standing instructions from) the Agent (i) remit to the Agent's account the amounts set aside pursuant to the preceding sentence and (ii) apply such amounts to reduce the Capital associated with each such Purchaser Interest and any other Aggregate Unpaids.

                  Section 2.4  Application of Collections. If there shall be
                               --------------------------
insufficient funds on deposit for the Servicer to distribute funds in payment in full of the aforementioned amounts pursuant to Section 2.2 or 2.3
                                                          -----------    ---
(as applicable), the Servicer shall distribute funds:

                  first, to the payment of the Servicer's reasonable
                  -----
         out-of-pocket costs and expenses in connection with servicing, administering and collecting the Receivables , including the Servicing Fee, if Seller or one of its Affiliates is not then acting as the Servicer, second, to the reimbursement of the Agent's costs of
                  ------
         collection and enforcement of this Agreement,

                  third, (to the extent applicable) to the ratable reduction
                  -----
         of the Aggregate Capital (without regard to any Termination
         Percentage),

                  fourth, for the ratable payment of all other unpaid
                  ------
         Obligations, provided that to the extent such Obligations relate to
                      --------
         the payment of Servicer costs and expenses, including the Servicing Fee, when Seller or one of its Affiliates is acting as the Servicer, such costs and expenses will not be paid until after the payment in full of all other Obligations, and fifth, after the Aggregate Unpaids have been indefeasibly
                  -----
         reduced to zero, to Seller.

                  Collections applied to the payment of Aggregate Unpaids shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth in Section 2.4 above,
                                                     -----------
shall be shared ratably (within each priority) among the Agent and the Purchasers in accordance with the amount of such Aggregate Unpaids owing to each of them in respect of each such priority.

                  Section 2.5  Payment Recission. No payment of any of the
                               -----------------
Aggregate Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Agent (for application to the Person or Persons who suffered such recission, return or refund) the full amount thereof, plus the Default Fee from the date of any such recission, return or refunding.

                  Section 2.6  Maximum Purchaser Interests. Seller shall
                               ---------------------------
ensure that the Purchaser Interests of the Purchasers shall at no time exceed in the aggregate 100%. If the aggregate of the Purchaser Interests of the Purchasers exceeds 100%, Seller shall pay to the Agent within three (3) Business Days an amount to be applied to reduce the Aggregate Capital (as allocated by the Agent), such that after giving effect to such payment the aggregate of the Purchaser Interests equals or is less than 100%.

                  Section 2.7  Clean Up Call. In addition to Seller's rights
                               -------------
pursuant to Section 1.3, Seller shall have the right (after providing
            -----------
written notice to the Agent in accordance with the

Required Notice Period), at any time following the reduction of the Aggregate Capital to a level that is less than 15.0% of the original Purchase Limit, to repurchase from the Purchasers all, but not less than all, of the then outstanding Purchaser Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser or the Agent.


                                ARTICLE III

                              CONDUIT FUNDING

                  Section 3.1  CP Costs. Seller shall pay CP Costs with
                               --------
respect to the Capital associated with each Purchaser Interest of Conduit for each day that any Capital in respect of such Purchaser Interest is outstanding. Each Purchaser Interest funded substantially with Pooled Commercial Paper will accrue CP Costs each day on a pro rata basis, based upon the percentage share the Capital in respect of such Purchaser Interest represents in relation to all assets held by Conduit and funded substantially with Pooled Commercial Paper.

                  Section 3.2  CP Costs Payments. On each Settlement Date,
                               -----------------
Seller shall pay to the Agent (for the benefit of Conduit) an aggregate amount equal to all accrued and unpaid CP Costs in respect of the Capital associated with all Purchaser Interests of Conduit for the immediately preceding Accrual Period in accordance with Article II.
                                            ----------

                  Section 3.3  Calculation of CP Costs. On the fifth
                               -----------------------
Business Day immediately preceding each Settlement Date, Conduit shall calculate the aggregate amount of CP Costs for the applicable Accrual Period and shall notify Seller of such aggregate amount.


                                 ARTICLE IV

                       FINANCIAL INSTITUTION FUNDING

                  Section 4.1  Financial Institution Funding. Each Purchaser
                               -----------------------------
Interest of the Financial Institutions shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Prime Rate in accordance with the terms and conditions hereof. Until Seller gives notice to the Agent of another Discount Rate in accordance with Section 4.4, the
                                                         -----------
initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Prime Rate. If the Financial Institutions acquire by assignment from Conduit any Purchaser Interest pursuant to Article XIII, each Purchaser
                                           ------------
Interest so assigned shall each be deemed to have a new Tranche Period commencing on the date of any such assignment.

                  Section 4.2  Yield Payments. On the Settlement Date for
                               --------------
each Purchaser Interest of the Financial Institutions, Seller shall pay to the Agent (for the benefit of the Financial Institutions) an aggregate amount equal to the accrued and unpaid Yield for the entire Tranche Period of each such Purchaser Interest in accordance with Article II.
                                                   ----------

                  Section 4.3  Selection and Continuation of Tranche
                               -------------------------------------
Periods.
-------

                          (a) With consultation from (and approval, such
approval not to be unreasonably withheld, by) the Agent, Seller shall from time to time request Tranche Periods for the Purchaser Interests of the Financial Institutions, provided that, if at any time the Financial Institutions shall have a Purchaser Interest, Seller shall always request Tranche Periods such that at least one Tranche Period shall end on the date specified in clause (A) of the definition of Settlement Date.

                          (b) Seller or the Agent, upon notice to and consent
by the other received at least three (3) Business Days prior to the end of a Tranche Period (the "Terminating Tranche") for any Purchaser Interest, may,
                     -------------------
effective on the last day of the Terminating Tranche: (i) divide any such Purchaser Interest into multiple Purchaser Interests, (ii) combine any such Purchaser Interest with one or more other Purchaser Interests that have a Terminating Tranche ending on the same day as such Terminating Tranche or
(iii) combine any such Purchaser Interest with a new Purchaser Interests to be purchased on the day such Terminating Tranche ends, provided, that in no
                                                       --------
event may a Purchaser Interest of Conduit be combined with a Purchaser Interest of the Financial Institutions.

                  Section 4.4  Financial Institution Discount Rates. Seller
                               ------------------------------------
may select the LIBO Rate or the Prime Rate for each Purchaser Interest of the Financial Institutions. Seller shall by 11:00 a.m. (Chicago time): (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Discount Rate and (ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Prime Rate is being requested as a new Discount Rate, give the Agent irrevocable notice of the new Discount Rate for the Purchaser Interest associated with such Terminating Tranche. Until Seller gives notice to the Agent of another Discount Rate, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Prime Rate.

                  Section 4.5  Suspension of the LIBO Rate.
                               ---------------------------

                          (a) If any Financial Institution notifies the Agent
that it has determined that funding its Pro Rata Share of the Purchaser Interests of the Financial Institutions at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Purchaser Interests at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Purchaser Interest at such LIBO Rate, then the Agent shall suspend the availability of such LIBO Rate and require Seller to select the Prime Rate for any Purchaser Interest accruing Yield at such LIBO Rate.

                          (b) If less than all of the Financial Institutions
give a notice to the Agent pursuant to Section 4.5(a), each Financial
                                       --------------
Institution which gave such a notice shall be obliged, at the request of Seller, Conduit or the Agent, to assign all of its rights and obligations hereunder to (i) another Financial Institution or (ii) another funding entity nominated by Seller or the Agent that is acceptable to Conduit and willing to participate in this Agreement through the Liquidity Termination Date in the place of such notifying Financial Institution; provided that
                                                           --------
(i) the notifying Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Financial Institution's Pro Rata Share of the Capital and Yield owing to all of the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions, and (ii) the replacement Financial Institution otherwise satisfies the requirements of Section 12.1(b).
                                                    ---------------

                                 ARTICLE V

                       REPRESENTATIONS AND WARRANTIES

                  Section 5.1  Representations and Warranties of The Seller
                               --------------------------------------------
Parties. Each Seller Party hereby represents and warrants to the Agent and
-------
the Purchasers, as to itself, as of the date hereof and as of the date of each Incremental Purchase and the date of each Reinvestment that:

                          (a) Corporate Existence and Power. Such Seller Party
                              -----------------------------
is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Such Seller Party is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the failure to so qualify could not reasonably be expected to have a Material Adverse
Effect.

                          (b) Power and Authority; Due Authorization, Execution
                              -------------------------------------------------
and Delivery. The execution and delivery by such Seller Party of this
------------
Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of Seller, Seller's use of the proceeds of purchases made hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which such Seller Party is a party has been duly executed and delivered by such Seller Party.

                          (c) No Conflict. The execution and delivery by such
                              -----------
Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it,
(iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Subsidiaries (except as created hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                          (d) Governmental Authorization. Other than the filing
                              --------------------------
of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

                          (e) Actions, Suits. There are no actions, suits or
                              --------------
proceedings pending, or to the best of such Seller Party's knowledge, threatened, against or affecting such Seller Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Seller Party is not in default with respect to any order of any court, arbitrator or governmental body, which default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                          (f) Binding Effect. This Agreement and each other
                              --------------
Transaction Document to which such Seller Party is a party constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                          (g) Accuracy of Information. All information
                              -----------------------
heretofore furnished by such Seller Party or any of its Affiliates to the Agent or the Purchasers for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Seller Party or any of its Affiliates to the Agent or the Purchasers will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

                          (h) Use of Proceeds. No proceeds of any purchase
                              ---------------
hereunder will be used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

                          (i) Good Title. Immediately prior to each purchase
                              ----------
hereunder, Seller shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller's ownership interest in each Receivable, its Collections and the Related Security.

                          (j) Perfection. This Agreement, together with the
                              ----------
filing of the financing statements contemplated hereby, is effective to, and shall, upon each purchase hereunder, transfer to the Agent for the benefit of the relevant Purchaser or Purchasers (and the Agent for the benefit of such Purchaser or Purchasers shall acquire from Seller) a valid and perfected first priority undivided percentage ownership or security interest in each Receivable existing or hereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (on behalf of the Purchasers) ownership or security interest in the Receivables, the Related Security and the Collections.

                          (k) Places of Business and Locations of Records. The
                              -------------------------------------------
principal places of business and chief executive office of such Seller Party and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit III or such other locations of which the Agent
                      -----------
has been notified in accordance with Section 7.2(a) in jurisdictions where
                                     --------------
all action required by Section 14.4(a) has been taken and completed.
                       ---------------
Seller's Federal Employer Identification Number is correctly set forth on
Exhibit III.
-----------

                          (l) Collections. The conditions and requirements set
                              -----------
forth in Section 7.1(j) and Section 8.2 have at all times from and after the
         --------------     -----------
date of this Agreement been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of Seller at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit IV. Seller has not
                                           ----------
granted any Person, other than the Agent as contemplated by this Agreement, dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

                          (m) Material Adverse Effect. (i) The initial Servicer
                              -----------------------
represents and warrants that since December 31, 1999, no event has occurred that would have a material adverse effect on the financial condition or operations of the initial Servicer and its Subsidiaries or the ability of the initial Servicer to perform its obligations under this Agreement, and
(ii) Seller represents and warrants that since the date of this Agreement, no event has occurred that would have a material adverse effect on (A) the financial condition or operations of Seller, (B) the ability of Seller to perform its obligations under the Transaction Documents, or (C) the collectibility of the Receivables generally or any material portion of the Receivables.

                          (n) Names. In the past five (5) years, Seller has not
                              -----
used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement.

                          (o) Ownership of Seller. Originator owns, directly or
                              -------------------
indirectly, 100% of the issued and outstanding capital stock of Seller, free and clear of any Adverse Claim. Such capital stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Seller.

                          (p) Not a Holding Company or an Investment Company.
                              ----------------------------------------------
Such Seller Party is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Seller Party is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

                          (q) Compliance with Law. Such Seller Party has
                              -------------------
complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

                          (r) Compliance with Credit and Collection Policy. Such
                              --------------------------------------------
Seller Party has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any change to such Credit and Collection Policy, except such material change as to which the Agent has been notified in accordance with Section 7.1(a)(vii).
     -------------------

                          (s) Payments to Originator. With respect to each
                              ----------------------
Receivable transferred to Seller under the Receivables Sale Agreement, Seller has given reasonably equivalent value to Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by Originator of any Receivable under the Receivables Sale Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101 et
                                                                         --
seq.), as amended.
----

                          (t) Enforceability of Contracts. Each Contract with
                              ---------------------------
respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                          (u) Eligible Receivables. Each Receivable included
                              --------------------
in the Net Receivables Balance as an Eligible Receivable on the date of its purchase under the Receivables Sale Agreement was an Eligible Receivable on such purchase date.

                          (v) Net Receivables Balance. Seller has determined
                              -----------------------
that, immediately after giving effect to each purchase hereunder, the Net Receivables Balance is at least equal to the sum of (i) the Aggregate Capital, plus (ii) the Aggregate Reserves.
         ----

                          (w) Accounting. The manner in which such Seller Party
                              ----------
accounts for the transactions contemplated by this Agreement and the Receivables Sale Agreement does not jeopardize the true sale analysis.

                  Section 5.2  Financial Institution Representations and
                               -----------------------------------------
Warranties. Each Financial Institution hereby represents and warrants to the
----------
Agent and Conduit that:

                          (a) Existence and Power. Such Financial Institution
                              -------------------
is a corporation or a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate power to perform its obligations hereunder.

                          (b) No Conflict. The execution and delivery by such
                              -----------
Financial Institution of this Agreement and the performance of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate
(i) its certificate or articles of incorporation or association or by-laws,
(ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets. This
Agreement has been duly authorized, executed and delivered by such Financial Institution.

                          (c) Governmental Authorization. No authorization or
                              --------------------------
approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder.

                          (d) Binding Effect. This Agreement constitutes the
                              --------------
legal, valid and binding obligation of such Financial Institution enforceable against such Financial Institution in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                                 ARTICLE VI

                          CONDITIONS OF PURCHASES

                  Section 6.1  Conditions Precedent to Initial Incremental
                               -------------------------------------------
Purchase. The initial Incremental Purchase of a Purchaser Interest under
--------
this Agreement is subject to the conditions precedent that the Agent shall have received on or before the date of such purchase those documents listed on Schedule B and the Agent shall have received all fees and expenses
   ----------
required to be paid on such date pursuant to the terms of this Agreement and the Fee Letter.

                  Section 6.2  Conditions Precedent to All Purchases and
                               -----------------------------------------
Reinvestments. Each purchase of a Purchaser Interest (other than pursuant to
-------------
Section 13.1) and each Reinvestment shall be subject to the further conditions precedent that in the case of each such purchase or Reinvestment: the Servicer shall have delivered to the Agent on or prior to the date of such purchase, in form and substance satisfactory to the Agent, all Monthly Reports as and when due under Section 8.5 and upon the Agent's request, the Servicer shall have delivered to the Agent at least three (3) days prior to such purchase or Reinvestment an interim Monthly Report showing the amount of Eligible Receivables; the Facility Termination Date shall not have occurred; (c) the Agent shall have received such other approvals, opinions or documents as it may reasonably request and (d) on the date of each such Incremental Purchase or Reinvestment, the following statements shall be true (and acceptance of the proceeds of such Incremental Purchase or Reinvestment shall be deemed a representation and warranty by Seller that such statements are then true):

                  (i)   the representations and warranties set forth in
Section 5.1 are true and correct in all material respects on and as of the
-----------
date of such Incremental Purchase or Reinvestment as though made on and as of such date;

                  (ii) no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that would constitute a Potential Amortization Event; and

                  (iii) the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed 100%.

It is expressly understood that each Reinvestment shall, unless otherwise directed by the Agent or any Purchaser, occur automatically on each day that the Servicer shall receive any Collections without the requirement that any further action be taken on the part of any Person and notwithstanding the failure of Seller to satisfy any of the foregoing conditions precedent in respect of such Reinvestment. The failure of Seller to satisfy any of the foregoing conditions precedent in respect of any Reinvestment shall give rise to a right of the Agent, which right may be exercised at any time on demand of the Agent, to rescind the related purchase and direct Seller to pay to the Agent for the benefit of the Purchasers an amount equal to the Collections prior to the Amortization Date that shall have been applied to the affected Reinvestment.

                                ARTICLE VII

                                 COVENANTS

                  Section 7.1  Affirmative Covenants of The Seller Parties.
                               -------------------------------------------
Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, as set forth below:

                          (a) Financial Reporting. Such Seller Party will
                              -------------------
maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to the Agent:

                                 (i)   Annual Reporting. Within 105 days after
                                       ----------------
         the close of each of its respective fiscal years, audited financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for such Seller Party for such fiscal year, together with an unqualified audit report (in form satisfactory to the Agent) on such financial statements of, and certified in a manner acceptable to the Agent by, Ernst & Young LLP or other independent public accountants reasonably acceptable to the Agent.

                                 (ii)  Quarterly Reporting. Within 45 days
                                       -------------------
         after the close of the first three (3) quarterly periods of each of its respective fiscal years, balance sheets of each of Originator and the Servicer as at the close of each such period and statements of income and retained earnings and a statement of cash flows for each such Person for the period from the beginning of such fiscal year to the end of such quarter, all certified by its respective chief financial officer.

                                 (iii) Compliance Certificate. Together with
                                       ----------------------
         the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit V signed by such
                                                  ---------
         Seller Party's Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                                 (iv)  Shareholders Statements and Reports.
                                       -----------------------------------
         Promptly upon the furnishing thereof to the shareholders of such Seller Party copies of all financial statements, reports and proxy statements so furnished.

                                 (v)   S.E.C. Filings. Promptly upon the filing
                                       --------------
         thereof, copies of all registration statements (other than registration statements on Form S-8) and annual, quarterly, monthly or other regular reports which Originator or any of its Subsidiaries files with the Securities and Exchange Commission.

                                 (vi)  Copies of Notices. Promptly upon its
                                       -----------------
         receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Agent or Conduit, copies of the same.

                                 (vii) Change in Credit and Collection Policy.
                                       --------------------------------------
         At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and
         (B) if such
         proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting the Agent's consent thereto; provided that if such change or amendment was required pursuant to any change in any applicable law, rule or regulation, such Seller Party shall only be required to give prompt notice of such change or amendment and shall not be required to request the consent of the Agent.

                                 (viii) Other Information. Promptly, from time
                                        -----------------
         to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Seller Party as the Agent may from time to time reasonably request in order to protect the interests of the Agent and the Purchasers under or as contemplated by this Agreement.

                          (b) Notices. Such Seller Party will notify the Agent
                              -------
in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                                 (i)   Amortization Events or Potential
                                       --------------------------------
         Amortization Events. The occurrence of each Amortization Event and
         -------------------
         each Potential Amortization Event, by a statement of an Authorized Officer of such Seller Party.

                                 (ii)  Judgment and Proceedings. The entry of
                                       ------------------------
         any judgment or decree against the Servicer or any of its respective Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against the Servicer and its Subsidiaries exceeds $7,500,000 and (2) the institution of any material litigation, arbitration proceeding or governmental proceeding against the Servicer and (B) the entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against Seller.

                                 (iii) Material Adverse Effect. The occurrence
                                       -----------------------
         of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

                                 (iv)  Termination Date. The occurrence
                                       ----------------
         of the "Termination Date" under and as defined in the Receivables Sale Agreement.

                                 (v)   Defaults Under Other Agreements.
                                       -------------------------------
         (A) The occurrence of a default or an event of default under any other financing arrangement pursuant to which Seller is a debtor or an obligor and (B) the occurrence of any default or event of default under any other financing arrangement or arrangements governing Indebtedness, individually or in the aggregate, greater than or equal to $10,000,000 pursuant to which Servicer is a debtor or an obligor.

                                 (vi)  Downgrade of Originator. Any published
                                       -----------------------
         downgrade in the rating of any Indebtedness of Originator by Standard & Poor's Ratings Group or by Moody's Investors Service, Inc., setting forth the Indebtedness affected and the nature of such change.

                          (c) Compliance with Laws and Preservation of
                              ----------------------------------------
Corporate Existence. Such Seller Party will comply in all respects with all
-------------------
applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Seller Party will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.

                          (d) Audits. Such Seller Party will furnish to the
                              ------
Agent from time to time such information with respect to it and the Receivables as the Agent may reasonably request. Such Seller Party will, from time to time during regular business hours as requested by the Agent upon reasonable notice and at the sole cost of such Seller Party, permit the Agent, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person's financial condition or the Receivables and the Related Security or any Person's performance under any of the Transaction Documents or any Person's performance under the Contracts and, in each case, with any of the officers or employees of Seller or the Servicer having knowledge of such matters.

                          (e) Keeping and Marking of Records and Books.
                              ----------------------------------------

                                 (i) The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicer will give the Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                                 (ii)  Such Seller Party will (A) refer to
         the Purchaser Interests in a footnote in each of its financial statements which are made available to third parties and (B) refer to the Purchaser Interests on each copy of its internal report relating to Receivables and Collections (which report, in the case of Graybar, is its GM-7.01 Report (District Summaries), which is distributed widely among its board members and district and branch management personnel).

                                 (iii) Such Seller Party will, upon the request of the Agent, (A) mark its master data processing records and other books and records relating to the Purchaser Interests with a legend, acceptable to the Agent, describing the Purchaser
         Interests, (B) mark each Contract with a legend describing the Purchaser Interests and (C) deliver to the Agent all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Receivables.

                          (f) Compliance with Contracts and Credit and
                              ----------------------------------------
Collection Policy. Such Seller Party will timely and fully (i) perform and
-----------------
comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables and (ii) comply in all respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

                          (g) Performance and Enforcement of Receivables Sale
                              -----------------------------------------------
Agreement. Seller will, and will require Originator to, perform each of
---------
their respective obligations and undertakings under and pursuant to the Receivables Sale Agreement, will purchase Receivables thereunder in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to Seller under the Receivables Sale Agreement. Seller will take all actions to perfect and enforce its rights and interests (and the rights and interests of the Agent and the Purchasers as assignees of Seller) under the Receivables Sale Agreement as the Agent may from time to time reasonably request, including, without limitation, making claims to
                         ---------  ------------------
which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreement.

                          (h) Ownership. Seller will (or will cause Originator
                              ---------
to) take all necessary action to (i) vest legal and equitable title to the Receivables, the Related Security and the Collections purchased under the Receivables Sale Agreement irrevocably in Seller, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent and the Purchasers (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Seller therein as the Agent may reasonably request) and (ii) establish and maintain, in favor of the Agent, for the benefit of the Purchasers, a valid and perfected first priority undivided percentage ownership interest (and/or a valid and perfected first priority security interest) in all Receivables, Related Security and Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent for the benefit of the Purchasers (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (for the benefit of the Purchasers) interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of the Agent for the benefit of the Purchasers as the Agent may reasonably request).

                          (i) Purchasers' Reliance. Seller acknowledges that
                              --------------------
the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon Seller's identity as a legal entity that is separate from Originator. Therefore, from and after the date of execution and delivery of this Agreement, Seller shall take all reasonable steps, including, without limitation, all steps that the Agent or any Purchaser may from time to time reasonably request, to maintain Seller's identity as a separate legal entity and to make it manifest to third parties that Seller is an entity with assets and liabilities distinct from those of Originator and any Affiliates thereof and not just a division of Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Seller will:

                                        A) conduct its own business in its own
                  name and require that all full-time employees of Seller, if any, identify themselves as such and not as employees of Originator (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as Seller's employees);

                                        B) compensate all employees, consultants
                  and agents directly, from Seller's own funds, for services provided to Seller by such employees, consultants and agents and, to the extent any employee, consultant or agent of Seller is also an employee, consultant or agent of Originator or any Affiliate thereof, allocate the compensation of such employee, consultant or agent between Seller and Originator or such Affiliate, as applicable, on a basis that reflects the services rendered to Seller and Originator or such Affiliate, as applicable;

                                        C) clearly identify its offices (by
                  signage or otherwise) as its offices and, if such office is located in the offices of Originator, Seller shall lease such office at a fair market rent;

                                        D) have a separate telephone number,
                  which will be answered only in its name and separate stationery, invoices and checks in its own name;

                                        E) conduct all transactions with
                  Originator and the Servicer (including, without limitation, any delegation of its obligations hereunder as Servicer) strictly on an arm's-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between Seller and Originator on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

                                        F) at all times have a Board of
                  Directors consisting of three members, at least one member of which is an Independent Director;

                                        G) observe all corporate formalities
                  as a distinct entity, and ensure that all corporate actions relating to (A) the selection, maintenance or replacement of the Independent Director, (B) the dissolution or liquidation of Seller or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Seller, are duly authorized by unanimous vote of its Board of Directors (including the Independent Director);

                                        H) maintain Seller's books and records
                  separate from those of Originator and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of Originator and any Affiliate thereof;

                                        I) prepare its financial statements
                  separately from those of Originator and insure that any consolidated financial statements of Originator or any Affiliate thereof that include Seller and that are filed with the Securities and Exchange Commission or any other governmental agency have notes clearly stating that Seller is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of Seller;

                                        J) except as herein specifically
                  otherwise provided, maintain the funds or other assets of Seller separate from, and not commingled with, those of Originator or any Affiliate thereof and only maintain bank accounts or other depository accounts to which Seller alone is the account party;

                                        K) pay all of Seller's operating
                  expenses from Seller's own assets (except for certain payments by Originator or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 7.1(i));
                          --------------

                                        L) operate its business and activities
                  such that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreement; and does not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (2) the incurrence of obligations under this Agreement, (3) the incurrence of obligations, as expressly contemplated in the Receivables Sale
                  Agreement, to make payment to Originator thereunder for the purchase of Receivables from Originator under the Receivables Sale Agreement and (4) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement;

                                        M) maintain its corporate charter in
                  conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its Certificate of Incorporation or By-Laws in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.1(i) of this Agreement;
                                      --------------

                                        N) maintain the effectiveness of,
                  and continue to perform under the Receivables Sale Agreement, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Sale Agreement, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Receivables Sale Agreement or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Agent;

                                        O) maintain its corporate separateness
                  such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary.

                                        P) maintain at all times the Required
                  Capital Amount (as defined in the Receivables Sale Agreement) and refrain from making any dividend, distribution, redemption of capital stock or payment of any subordinated indebtedness which would cause the Required Capital Amount to cease to be so maintained; and

                                        Q) take such other actions as are
                  necessary on its part to ensure that the facts and assumptions set forth in the opinion issued by Bryan Cave LLP, as counsel for Seller, in connection with the closing or initial Incremental Purchase under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

                          (j) Collections. Such Seller Party will cause
                              -----------
(1) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to Seller, any Affiliate of a Seller Party or to Servicer, as agent for Seller, such Seller Party or Affiliate of a Seller Party will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, such Seller Party or Affiliate of a Seller Party will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agent and the Purchasers. Seller will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account and shall not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Agent as contemplated by this Agreement.

                          (k) Taxes. Such Seller Party will file all tax
                              -----
returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing. Seller will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of Conduit, the Agent or any Financial Institution.

                          (l) Insurance. Seller will maintain in effect, or
                              ---------
cause to be maintained in effect, at Seller's own expense, such casualty and liability insurance as Seller shall deem appropriate in its good faith business judgment. The Agent, for the benefit of the Purchasers, shall be named as an additional insured with respect to all such liability insurance maintained by Seller. Seller will pay or cause to be paid, the premiums therefor and deliver to the Agent evidence satisfactory to the Agent of such insurance coverage. Copies of each policy shall be furnished to the Agent and any Purchaser in certificated form upon the Agent's or such Purchaser's request. The foregoing requirements shall not be construed to negate, reduce or modify, and are in addition to, Seller's obligations hereunder.

                          (m) Payment to Originator. With respect to any
                              ---------------------
Receivable purchased by Seller from Originator, such sale shall be effected under, and in strict compliance with the terms of, the Receivables Sale Agreement, including, without limitation, the terms relating to the amount and timing of payments to be made to Originator in respect of the purchase price for such Receivable.

                  Section 7.2  Negative Covenants of The Seller Parties.
                               ----------------------------------------
Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, that:

                          (a) Name Change, Offices and Records. Such Seller
                              --------------------------------
Party will not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC) or relocate its chief executive office or any office where Records are kept unless it shall have: (i) given the Agent at least forty-five (45) days' prior written notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents requested by the Agent in connection with such change or relocation.

                          (b) Change in Payment Instructions to Obligors.
                              ------------------------------------------
Except as may be required by the Agent pursuant to Section 8.2(b), such
                                                   --------------
Seller Party will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to Servicer or to any Lock-Box or Collection Account, unless the Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; provided, however, that the
                                           --------  -------
Servicer may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

                          (c) Modifications to Contracts and Credit and
                              -----------------------------------------
Collection Policy. Such Seller Party will not, and will not permit
-----------------
Originator to, make any change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in
Section 8.2(d), the Servicer will not, and will not permit Originator to,
--------------
extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

                          (d) Sales, Liens. Seller will not sell, assign
                              ------------
(by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Agent and the Purchasers provided for herein), and Seller will defend the right, title and interest of the Agent and the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under Seller or Originator. Seller will not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory.

                          (e) Net Receivables Balance. At no time prior to
                              -----------------------
the Amortization Date shall Seller permit the Net Receivables Balance to be less than an amount equal to the sum of (i) the Aggregate Capital plus (ii)
                                                                  ----
the Aggregate Reserves.

                          (f) Termination Date Determination. Seller will not
                              ------------------------------
designate the Termination Date (as defined in the Receivables Sale Agreement), or send any written notice to Originator in respect thereof, without the prior written consent of the Agent, except with respect to the occurrence of such Termination Date arising pursuant to Section 5.1(d) of the Receivables Sale Agreement.

                          (g) Restricted Junior Payments. From and after the
                              --------------------------
occurrence of any Amortization Event, Seller will not make any Restricted Junior Payment if, after giving effect thereto, Seller would fail to meet its obligations set forth in Section 7.2(e).
                             --------------

                                ARTICLE VIII

                       ADMINISTRATION AND COLLECTION

                  Section 8.1  Designation of Servicer.
                               -----------------------

                          (a) The servicing, administration and collection of
the Receivables shall be conducted by such Person (the "Servicer") so
                                                        --------
designated from time to time in accordance with this Section 8.1. Graybar is
                                                     -----------
hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement. Upon the occurrence and during the continuance of a Potential Amortization Event or an Amortization Event, the Agent may designate as Servicer any Person to succeed Graybar or any successor Servicer.

                          (b) Without the prior written consent of the Agent
and the Required Financial Institutions, Graybar shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) Seller and (ii) with respect to certain Charged-Off Receivables, outside collection agencies in accordance with its customary practices. Seller shall not be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by Graybar. If at any time the Agent shall designate as Servicer any Person other than Graybar, all duties and responsibilities theretofore delegated by Graybar to Seller may, at the discretion of the Agent, be terminated forthwith on notice given by the Agent to Graybar and to Seller.

                          (c) Notwithstanding the foregoing subsection (b),
(i) Graybar shall be and remain primarily liable to the Agent and the Purchasers for the full and prompt performance of all duties and responsibilities of the Servicer hereunder and (ii) the Agent and the Purchasers shall be entitled to deal exclusively with Graybar in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. The Agent and the Purchasers shall not be required to give notice, demand or other communication to any Person other than Graybar in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. Graybar, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

                  Section 8.2  Duties of Servicer. (a) The Servicer shall
                               ------------------
take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

                          (b) The Servicer will instruct all Obligors to pay
all Collections directly to the Servicer or to a Lock-Box or Collection Account. Within two (2) Business Days of the Servicer's receipt of any payment relating to Receivables, the Servicer will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account. The Servicer shall effect a Collection Account Agreement substantially in the form of Exhibit VI with each bank party to a
                                       ----------
Collection Account at any time. In the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Agent delivers to any Collection Bank a Collection Notice pursuant to Section 8.3, the Agent may request that the Servicer, and the Servicer
   -----------
thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Agent and, at all times thereafter, Seller and the Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.

                          (c) The Servicer shall administer the Collections
in accordance with the procedures described herein and in Article II. The
                                                          ----------
Servicer shall set aside and hold in trust for the account of Seller and the Purchasers their respective shares of the Collections in accordance with
Article II. The Servicer shall, upon the request of the Agent, segregate, in
----------
a manner acceptable to the Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or Seller prior to the remittance thereof in accordance with Article II. If the Servicer shall be required to segregate
                ----------
Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Agent such allocable share of Collections of Receivables set aside for the Purchasers on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

                          (d) The Servicer may, in accordance with the Credit
and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; provided, however, that such
                                             --------  -------
extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable or Charged-Off Receivable or limit the rights of the Agent or the Purchasers under this Agreement. Notwithstanding anything to the contrary contained herein, upon the occurrence and during the continuance of an Amortization Event, the Agent shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

                          (e) The Servicer shall hold in trust for Seller and
the Purchasers all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Agent, make available or, upon the occurrence and during the continuance of an Amortization Event, deliver to the Agent all such Records, at a place selected by the Agent. The Servicer shall, as soon as practicable following receipt thereof turn over to Seller any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. The Servicer shall, from time to time at the request of any Purchaser, furnish to the Purchasers (promptly after any such request) a calculation of the amounts set aside for the Purchasers pursuant to Article II.
   ----------

                          (f) Any payment by an Obligor in respect of any
indebtedness owed by it to Originator or Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

                  Section 8.3  Collection Notices. The Agent is authorized,
                               ------------------
at any time during the continuance of a Potential Amortization Event, to date and to deliver to the Collection Banks the Collection Notices. Seller hereby transfers to the Agent for the benefit of the Purchasers, effective when the Agent delivers such notice, the exclusive ownership and control of each Lock-Box and the

Collection Accounts. In case any authorized signatory of Seller whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. Seller hereby authorizes the Agent, and agrees that the Agent shall be entitled to, following the delivery of the Collection Notices, (i) endorse Seller's name on checks and other instruments representing Collections, (ii) enforce the Receivables, the related Contracts and the Related Security and (iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Agent rather than Seller.

                  Section 8.4  Responsibilities of Seller. Anything herein
                               --------------------------
to the contrary notwithstanding, the exercise by the Agent and the Purchasers of their rights hereunder shall not release the Servicer, Originator or Seller from any of their duties or obligations with respect to any Receivables or under the related Contracts. The Purchasers shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Seller.

                  Section 8.5  Reports. The Servicer shall prepare and
                               -------
forward to the Agent (i) on the 20th day of each month and at such times as the Agent shall request, a Monthly Report and (ii) at such times as the Agent shall request, a listing by Obligor of all Receivables together with an aging of such Receivables.

                  Section 8.6  Servicing Fees. In consideration of Graybar's
                               --------------
agreement to act as Servicer hereunder, the Purchasers hereby agree that, so long as Graybar shall continue to perform as Servicer hereunder, Seller shall pay to Graybar a fee (the "Servicing Fee") on the fifteenth calendar
                                 -------------
day of each month, in arrears for the immediately preceding month, equal to 0.27% of the net sales of Graybar during such month, as compensation for its servicing activities.


                                 ARTICLE IX

                            AMORTIZATION EVENTS

                  Section 9.1  Amortization Events. The occurrence of any
                               -------------------
one or more of the following events shall constitute an Amortization Event:

                          (a) Any Seller Party shall fail (i) to make any
 payment or deposit required
hereunder when due or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a) and paragraph 9.1(e)) and such failure shall continue for three (3) consecutive Business Days.

                          (b) Any representation, warranty, certification
or statement made by any Seller Party in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect when made or deemed made.

                          (c) Failure of Seller to pay any Indebtedness when
due or the failure of any other Seller Party to pay Indebtedness (other than Indebtedness hereunder), which individually or together with other such Indebtedness as to which any failure exists (other than Indebtedness hereunder) has an aggregate outstanding principal amount equal to or greater than $10,000,000, when due; or the default by any Seller Party in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such

Indebtedness to become due prior to its stated maturity; or any such Indebtedness of any Seller Party shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

                          (d) (i) Seller Party or any of its Subsidiaries
shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against any Seller Party or any of its Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) any Seller Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth in clauses (i) or (ii) above in this subsection (d).

                          (e) Seller shall fail to comply with the terms of
Section 2.6 hereof.
-----------

                          (f) As at the end of any calendar month, the
three-month rolling average of the Delinquency Ratio shall exceed 8.00%, or the three-month rolling average of the Loss-to-Liquidation Ratio shall exceed 0.25%, or the three-month rolling average of the Receivables Dilution Ratio shall exceed 4.25%.

                          (g) A Change of Control shall occur.

                          (h) (i) One or more final judgments for the payment
of money shall be entered against Seller or (ii) one or more final judgments for the payment of money in an amount in excess of $7,500,000, individually or in the aggregate, shall be entered against the Servicer on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for ten (10) consecutive days without a stay of execution.

                          (i) The "Termination Date" under and as defined in
the Receivables Sale Agreement shall occur under the Receivables Sale Agreement or Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to Seller under the Receivables Sale Agreement.

                          (j) (i) This Agreement shall terminate in whole
or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Seller, or (ii) any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or
(iii) the Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority security interest in the Receivables, the Related Security and the Collections with respect thereto and the Collection Accounts; provided that with respect to clause (ii) of this paragraph (j),
          --------
the applicable contest or contests shall involve an aggregate amount in dispute in excess of $100,000.

                          (k) (i) The Leverage Ratio, as of the last
day of each fiscal quarter of Originator, shall be greater than 4.0 to 1.0 or (ii) the Interest Coverage Ratio, as of the last day of each fiscal quarter of Originator, shall be less than 2.5 to 1.0 or (iii) the Consolidated Tangible Net Worth shall at any time be less than $273,103,000, increased by the sum of (A) on a cumulative basis as of the end of each fiscal quarter of Originator, commencing with the fiscal quarter ending June 30, 1999, an amount equal to 50% of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended plus (B) an amount equal to 100% of the Net Cash Proceeds from any
      ----
Equity Issuance occurring after July 30, 1999. In the event that the covenants set forth in Section 5.8 of the Five Year Credit Agreement, dated as of July 30, 1999 (as such credit agreement may be amended, restated, supplemented or otherwise modified from time to time), among Graybar, the banks and financial institutions party thereto, First Union National Bank, as administrative agent, and Bank of America, N.A. and Bank One, as successor to The First National Bank of Chicago, as syndication agents, are amended after the date hereof and while Bank One is a party to such credit agreement as a "Lender" (as defined therein), applicable corresponding amendments shall be made to this Section 9.1(k) and related definitions upon
                                 --------------
the Agent's receipt of evidence that such amendment has been executed and delivered and is in full force effect.

                  Section 9.2  Remedies. Upon the occurrence and during the
                               --------
continuation of an Amortization Event, the Agent may, or upon the direction of the Required Financial Institutions shall, take any of the following actions: (i) replace the Person then acting as Servicer, (ii) declare the Amortization Date to have occurred, whereupon the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller Party; provided,
                                                           --------
however, that upon the occurrence of an Amortization Event described in
-------
Section 9.1(d)(ii), or of an actual or deemed entry of an order for relief
------------------
with respect to any Seller Party under the Federal Bankruptcy Code, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller Party, (iii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any of the Aggregate Unpaids outstanding at such time, (iv) deliver the Collection Notices to the Collection Banks and (v) notify Obligors of the Purchasers' interest in the Receivables. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Agent and the Purchasers otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                 ARTICLE X

                              INDEMNIFICATIONS

                  Section 10.1  Indemnities by The Seller Parties. Without
                                ---------------------------------
limiting any other rights that the Agent or any Purchaser may have hereunder or under applicable law, (A) Seller hereby agrees to indemnify (and pay upon demand to) the Agent and each Purchaser and their respective assigns, officers, directors, agents and employees (each an "Indemnified Party") from
                                                    -----------------
and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the Agent or such Purchaser) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising
 -------------------
out of or as a result of this Agreement or the acquisition, either directly or indirectly, by a Purchaser of an interest in the Receivables, and (B) the Servicer hereby agrees to indemnify (and pay upon demand to) each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising out of the Servicer's activities as Servicer hereunder excluding, however, in all of the foregoing instances under the preceding clauses (A) and (B):

                                 (i)   Indemnified Amounts to the extent a
         final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

                                 (ii)  Indemnified Amounts to the extent the
         same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                                 (iii) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by the Purchasers of Purchaser Interests as a loan or loans by the Purchasers to Seller secured by the Receivables, the Related Security, the Collection Accounts and the Collections;

provided, however, that nothing contained in this sentence shall limit the
--------  -------
liability of any Seller Party or limit the recourse of the Purchasers to any Seller Party for amounts otherwise specifically provided to be paid by such Seller Party under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, subject to the limitations set forth in clauses (i) and (iii) above, Seller shall indemnify each Indemnified Party for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Seller or the Servicer) relating to or resulting from:

                                 (i)   any representation or warranty made by
         any Seller Party or Originator (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                                 (ii)  the failure by Seller, the Servicer or
         Originator to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

                                 (iii) any failure of Seller, the Servicer or Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                                 (iv) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

                                 (v)   any dispute, claim, offset or defense
         (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                                 (vi)  the commingling of Collections of
         Receivables at any time with other funds;

                                 (vii)  any investigation, litigation or
         proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of an Incremental Purchase or a Reinvestment, the ownership of the Purchaser Interests or any other investigation, litigation or proceeding relating to Seller, the Servicer or Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                                 (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                                 (ix)   any Amortization Event described in
Section 9.1(d);
--------------

                                 (x)    any failure of Seller to acquire and
         maintain legal and equitable title to, and ownership of any Receivable and the Related Security and Collections with respect thereto from Originator, free and clear of any Adverse Claim (other than as created hereunder); or any failure of Seller to give reasonably equivalent value to Originator under the Receivables Sale Agreement in consideration of the transfer by Originator of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

                                 (xi) any failure to vest and maintain vested in the Agent for the benefit of the Purchasers, or to transfer to the Agent for the benefit of the Purchasers, legal and equitable title to, and ownership of, a first priority perfected undivided percentage ownership interest (to the extent of the Purchaser Interests contemplated hereunder) or security interest in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim (except as created by the Transaction Documents);

                                 (xii)  the failure to have filed, or any
         delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Incremental Purchase or Reinvestment or at any subsequent time;

                                 (xiii) any action or omission by any Seller
         Party which reduces or impairs the rights of the Agent or the Purchasers with respect to any Receivable or the value of any such Receivable;

                                 (xiv)  any attempt by any Person to void any
         Incremental Purchase or Reinvestment hereunder under statutory provisions or common law or equitable action;

                                 (xv)   the Year 2000 Problem; and

                                 (xvi) the failure of any Receivable included in the calculation of the Net Receivables Balance as an Eligible Receivable to be an Eligible Receivable at the time so included.

                  Section 10.2  Increased Cost and Reduced Return.
                                ---------------------------------


                  If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (a "Regulatory Change"): (i) that subjects any Funding
                         -----------------
Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by Section 10.1) or (ii) that imposes,
                                         ------------
modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Agent, Seller shall pay to the Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction.

                  Section 10.3  Other Costs and Expenses. Seller shall pay
                                ------------------------
to the Agent and Conduit on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including, without limitation, the cost of Conduit's auditors auditing the books, records and procedures of Seller, reasonable fees and out-of-pocket expenses of legal counsel for
Conduit and the Agent (which such counsel may be employees of Conduit or the Agent) with respect thereto and with respect to advising Conduit and the Agent as to their respective rights and remedies under this Agreement. Seller shall pay to the Agent on demand any and all costs and expenses of the Agent and the Purchasers, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event. Seller shall reimburse Conduit on demand for all other costs and expenses incurred by Conduit ("Other Costs"),
                                                                 -----------
including, without limitation, the cost of auditing Conduit's books by certified public accountants, the cost of rating the Commercial Paper by independent financial rating agencies, and the reasonable fees and out-of-pocket expenses of counsel for Conduit or any counsel for any shareholder of Conduit with respect to advising Conduit or such shareholder as to matters relating to Conduit's operations.

                  Section 10.4  Allocations. Conduit shall allocate the
                                -----------
liability for Other Costs among Seller and other Persons with whom Conduit has entered into agreements to purchase interests in receivables ("Other
                                                                   -----
Sellers"). If any Other Costs are attributable to Seller and not
-------
attributable to any Other Seller, Seller shall be solely liable for such Other Costs. However, if Other Costs are attributable to Other Sellers and not attributable to Seller, such Other Sellers shall be solely liable for such Other Costs. All allocations to be made pursuant to the foregoing provisions of this Article X shall be made by Conduit in its sole discretion
                   ---------
on a reasonable basis and shall be binding on Seller and the Servicer.

                                 ARTICLE XI

                                 THE AGENT

                  Section 11.1  Authorization and Action. Each Purchaser
                                ------------------------
hereby designates and appoints Bank One to act as its agent hereunder and under each other Transaction Document, and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Agent. In performing its functions and duties hereunder and under the other Transaction Documents, the Agent shall act solely as agent for the Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Seller Party or any of such Seller Party's successors or assigns. The Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Purchaser hereby authorizes the Agent to execute each of the Uniform Commercial Code financing statements on behalf of such Purchaser (the terms of which shall be binding on such Purchaser).

                  Section 11.2  Delegation of Duties. The Agent may execute
                                --------------------
any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  Section 11.3  Exculpatory Provisions. Neither the Agent
                                ----------------------
nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Seller Party contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Seller Party to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article VI, or for the perfection, priority, condition, value or
   ----------
sufficiency of any collateral pledged in connection herewith. The Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller Parties. The Agent shall not be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless the Agent has received notice from Seller or a Purchaser.

                  Section 11.4  Reliance by Agent. The Agent shall in all
                                -----------------
cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Seller), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of Conduit or the Required Financial Institutions or all of the Purchasers, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Purchasers, provided that unless and until the Agent
                                --------
shall have received such advice, the Agent may take or refrain from taking any action, as the Agent shall deem advisable and in the best interests of the Purchasers. The Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of Conduit or the Required Financial Institutions or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

                  Section 11.5  Non-Reliance on Agent and Other Purchasers.
                                ------------------------------------------
Each Purchaser expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including, without limitation, any review of the affairs of any Seller Party, shall be deemed to constitute any representation or warranty by the Agent. Each Purchaser represents and warrants to the Agent that it has and will, independently and without reliance upon the Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

                  Section 11.6  Reimbursement and Indemnification. The
                                ---------------------------------
Financial Institutions agree to reimburse and indemnify the Agent and its officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares, to the extent not paid or reimbursed by the Seller Parties (i) for any amounts for which the Agent, acting in its capacity as Agent, is entitled to reimbursement by the Seller Parties hereunder and (ii) for any other expenses incurred by the Agent, in its capacity as Agent and acting on behalf of the Purchasers, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.

                  Section 11.7  Agent in its Individual Capacity. The Agent
                                --------------------------------
and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Seller or any Affiliate of Seller as though the Agent were not the Agent hereunder. With respect to the acquisition of Purchaser Interests pursuant to this Agreement, the Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Agent, and the terms "Financial Institution," "Purchaser," "Financial Institutions" and "Purchasers" shall include the Agent in its individual capacity.

                  Section 11.8  Successor Agent. The Agent may, upon five
                                ---------------
days' notice to Seller and the Purchasers, and the Agent will, upon the direction of all of the Purchasers (other than the Agent, in its individual capacity) resign as Agent. If the Agent shall resign, then the Required Financial Institutions during such five-day period shall appoint from among the Purchasers a successor agent. If for any reason no successor Agent is appointed by the Required Financial Institutions during such five-day period, then effective upon the termination of such five day period, the Purchasers shall perform all of the duties of the Agent hereunder and under the other Transaction Documents and Seller and the Servicer (as applicable) shall make all payments in respect of the Aggregate Unpaids directly to the applicable Purchasers and for all purposes shall deal directly with the Purchasers. After the effectiveness of any retiring Agent's resignation hereunder as Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XI and Article X shall continue in effect for its
                   ----------     ---------
benefit with respect to any actions taken or omitted to be taken by it while it was Agent under this Agreement and under the other Transaction Documents.

                                ARTICLE XII

                       ASSIGNMENTS AND PARTICIPATIONS

                  Section 12.1  Assignments. (a) Seller and each Financial
                                -----------
Institution hereby agree and consent to the complete or partial assignment by Conduit of all or any portion of its rights under, interest in, title to and obligations under this Agreement to the Financial Institutions pursuant to Section 13.1 or, with the consent of the Seller (which consent shall not
   ------------
be unreasonably withheld), to any other Person, and upon such assignment, Conduit shall be released from its obligations so assigned. Further, Seller and each Financial Institution hereby agree that any assignee of Conduit of this Agreement or all or any of the Purchaser Interests of Conduit shall have all of the rights and benefits under this Agreement as if the term "Conduit" explicitly referred to such party, and no such assignment shall in any way impair the rights and benefits of Conduit hereunder. Neither Seller nor the Servicer shall have the right to assign its rights or obligations under this Agreement.

                          (b) Any Financial Institution may at any time and
from time to time assign to one or more Persons ("Purchasing Financial
                                                  --------------------
Institutions") all or any part of its rights and obligations under this
------------
Agreement pursuant to an assignment agreement, substantially in the form set forth in Exhibit VII hereto (the "Assignment Agreement") executed by such
         -----------              --------------------
Purchasing Financial Institution and such selling Financial Institution. The consent of Conduit shall be required prior to the effectiveness of any such assignment; and, in the event of any such assignment by any Financial Institution, other than to an Affiliate of such Financial Institution, another Financial Institution or an Affiliate of another Financial Institution, the consent of Seller (which consent shall not be unreasonably withheld) shall be required prior to the effectiveness of any such assignment. Each assignee of a Financial Institution must (i) have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investor Service, Inc. and (ii) agree to deliver to the Agent, promptly following any request therefor by the Agent or Conduit, an enforceability opinion in form and substance satisfactory to the Agent and Conduit. Upon delivery of the executed Assignment Agreement to the Agent, such selling Financial Institution shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Financial Institution shall for all purposes be a Financial Institution party to this Agreement and shall have all the rights and obligations of a Financial Institution under this Agreement to the same extent as if it were an original party hereto and no further consent or action by Seller, the Purchasers or the Agent shall be required.

                          (c) Each of the Financial Institutions agrees that
in the event that it shall cease to have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investor Service, Inc. (an "Affected Financial Institution"), such Affected Financial
                   ------------------------------
Institution shall be obliged, at the request of Conduit or the Agent, to assign all of its rights and obligations hereunder to (x) another Financial Institution or (y) another funding entity nominated by the Agent and acceptable to Conduit, and willing to participate in this Agreement through the Liquidity Termination Date in the place of such Affected Financial Institution; provided that the Affected Financial Institution receives
             --------
payment in full, pursuant to an Assignment Agreement, of an amount equal to such Financial Institution's Pro Rata Share of the Aggregate Capital and Yield owing to the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions.

                  Section 12.2  Participations. Any Financial Institution
                                --------------
may, in the ordinary course of its business at any time sell to one or more Persons (each a "Participant") participating interests in its Pro Rata Share
                 -----------
of the Purchaser Interests of the Financial Institutions, its obligation to pay Conduit its Acquisition Amounts or any other interest of such Financial Institution hereunder. Notwithstanding any such sale by a Financial Institution of a participating interest to a Participant, such Financial Institution's rights and obligations under this Agreement shall remain unchanged, such Financial Institution shall remain solely responsible for the performance of its obligations hereunder, and Seller, Conduit and the Agent shall continue to deal solely and directly with such Financial Institution in connection with such Financial Institution's rights and obligations under this Agreement. Each Financial Institution agrees that any agreement between such Financial Institution and any such Participant in respect of such participating interest shall not restrict such Financial Institution's right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 14.1(b)(i).
                             ------------------


                                ARTICLE XIII

                             LIQUIDITY FACILITY

                  Section 13.1  Transfer to Financial Institutions. Each
                                ----------------------------------
Financial Institution hereby agrees, subject to Section 13.4, that
                                                ------------
immediately upon written notice from Conduit delivered on or prior to the Liquidity Termination Date, it shall acquire by assignment from Conduit, without recourse or warranty, its Pro Rata Share of one or more of the Purchaser Interests of Conduit as specified by Conduit. Each such assignment by Conduit shall be made pro rata among all of the Financial Institutions, except for pro rata assignments to one or more Terminating Financial Institutions pursuant to Section 13.6. Each such Financial Institution
                         ------------
shall, no later than 1:00 p.m. (Chicago time) on the date of such assignment, pay in immediately available funds (unless another form of payment is otherwise agreed between Conduit and any Financial Institution) to the Agent at an account designated by the Agent, for the benefit of Conduit, its Acquisition Amount. Unless a Financial Institution has notified the Agent that it does not intend to pay its Acquisition Amount, the Agent may assume that such payment has been made and may, but shall not be obligated to, make the amount of such payment available to Conduit in reliance upon such assumption. Conduit hereby sells and assigns to the Agent for the ratable benefit of the Financial Institutions, and the Agent hereby purchases and assumes from Conduit, effective upon the receipt by Conduit of the Conduit Transfer Price, the Purchaser Interests of Conduit which are the subject of any transfer pursuant to this Article XIII.
                                         ------------

                  Section 13.2  Transfer Price Reduction Yield. If the
                                ------------------------------
Adjusted Funded Amount is included in the calculation of the Conduit Transfer Price for any Purchaser Interest, each Financial Institution agrees that the Agent shall pay to Conduit the Reduction Percentage of any Yield received by the Agent with respect to such Purchaser Interest.

                  Section 13.3  Payments to Conduit. In consideration for
                                -------------------
the reduction of the Conduit Transfer Prices by the Conduit Transfer Price Reductions, effective only at such time as the aggregate amount of the Capital of the Purchaser Interests of the Financial Institutions equals the Conduit Residual, each Financial Institution hereby agrees that the Agent shall not distribute to the Financial Institutions and shall immediately remit to Conduit any Yield, Collections or other payments received by it to be applied pursuant to the terms hereof or otherwise to reduce the Capital of the Purchaser Interests of the Financial Institutions.

                  Section 13.4  Limitation on Commitment to Purchase from
                                -----------------------------------------
Conduit. Notwithstanding anything to the contrary in this Agreement, no
-------
Financial Institution shall have any obligation to purchase any Purchaser Interest from Conduit, pursuant to Section 13.1 or otherwise, if:
                                   ------------

                                 (i) Conduit shall have voluntarily commenced any proceeding or filed any petition under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of Conduit or taken any corporate action for the purpose of effectuating any of the foregoing; or

                                 (ii) involuntary proceedings or an involuntary petition shall have been commenced or filed against Conduit by any Person under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of Conduit and such proceeding or petition shall have not been dismissed.

                  Section 13.5  Defaulting Financial Institutions. If one or
                                ---------------------------------
more Financial Institutions defaults in its obligation to pay its Acquisition Amount pursuant to Section 13.1 (each such Financial Institution
                               ------------
shall be called a "Defaulting Financial Institution" and the aggregate
                   --------------------------------
amount of such defaulted obligations being herein called the "Conduit
                                                              -------
Transfer Price Deficit"), then upon notice from the Agent, each Financial
----------------------
Institution other than the Defaulting Financial Institutions (a "Non-Defaulting Financial Institution") shall promptly pay to the Agent, in
 ------------------------------------
immediately available funds, an amount equal to the lesser of (x) such Non-Defaulting Financial Institution's proportionate share (based upon the relative Commitments of the Non-Defaulting Financial Institutions, after excluding the Commitment of any Approved Unconditional Liquidity Providers) of the Conduit Transfer Price Deficit and (y) the unused portion of such Non-Defaulting Financial Institution's Commitment; provided, however, that
                                                   --------  -------
if an Approved Unconditional Liquidity Provider is the Defaulting Financial Institution, the Non-Defaulting Financial Institutions shall have no obligation to pay any amount to the Agent pursuant to this Section 13.5 as a
                                                           ------------
result of a default by such Approved Unconditional Liquidity Provider; provided, further, that in no event shall any Approved Unconditional
--------  -------
Liquidity Provider be required to make any payment as a Non-Defaulting Financial Institution pursuant to this Section 13.5. A Defaulting Financial
                                       ------------
Institution shall forthwith upon demand pay to the Agent for the account of the Non-Defaulting Financial Institutions all amounts paid by each Non-Defaulting Financial Institution on behalf of such Defaulting Financial Institution, together with interest thereon, for each day from the date a payment was made by a Non-Defaulting Financial Institution until the date such Non-Defaulting Financial Institution has been paid such amounts in full, at a rate per annum equal to the Federal Funds Effective Rate plus two percent (2%). In addition, without prejudice to any other rights that Conduit may have under applicable law, each Defaulting Financial Institution shall pay to Conduit forthwith upon demand, the difference between such Defaulting Financial Institution's unpaid Acquisition Amount and the amount paid with respect thereto by the Non-Defaulting Financial Institutions, together with interest thereon, for each day from the date of the Agent's request for such Defaulting Financial Institution's Acquisition Amount pursuant to Section 13.1 until the date the requisite amount is paid to
            ------------
Conduit in full, at a rate per annum equal to the Federal Funds Effective Rate plus two percent (2%).

                  Section 13.6  Terminating Financial Institutions.
                                ----------------------------------

                          (a) Each Financial Institution hereby agrees to
deliver written notice to the Agent not more than 30 Business Days and not less than 5 Business Days prior to the Liquidity Termination Date indicating whether such Financial Institution intends to renew its Commitment hereunder. If any Financial Institution fails to deliver such notice on or prior to the date that is 5 Business Days prior to the Liquidity Termination Date, such Financial Institution will be deemed to have declined to renew its Commitment (each Financial Institution which has declined or has been deemed to have declined to renew its Commitment hereunder, a "Non-Renewing
                                                              ------------
Financial Institution"). The Agent shall promptly notify Conduit of each
---------------------
Non-Renewing Financial Institution and Conduit, in its sole discretion, may
(A) to the extent of Commitment Availability, declare that such Non-Renewing Financial Institution's Commitment shall, to such extent, automatically terminate on a date specified by Conduit on or before the Liquidity Termination Date or (B) upon one (1) Business Days' notice to such Non-Renewing Financial Institution assign to such Non-Renewing Financial Institution on a date specified by Conduit its Pro Rata Share of the aggregate Purchaser Interests then held by Conduit, subject to, and in accordance with, Section 13.1. In
                                                          ------------
addition, Conduit may, in its sole discretion, at any time (x) to the extent of Commitment Availability, declare that any Affected Financial Institution's Commitment shall automatically terminate on a date specified by Conduit or (y) assign to any Affected Financial Institution on a date specified by Conduit its Pro Rata Share of the aggregate Purchaser Interests then held by Conduit, subject to, and in accordance with, Section 13.1 (each
                                                          ------------
Affected Financial Institution or each Non-Renewing Financial Institution is hereinafter referred to as a "Terminating Financial Institution"). The
                              ---------------------------------
parties hereto expressly acknowledge that any declaration of the termination of any Commitment, any assignment pursuant to this Section 13.6 and the
                                                   ------------
order of priority of any such termination or assignment among Terminating Financial Institutions shall be made by Conduit in its sole and absolute discretion.

                          (b) Upon any assignment to a Terminating Financial
Institution as provided in this Section 13.6, any remaining Commitment of such
                                ------------
Terminating Financial Institution shall automatically terminate. Upon reduction to zero of the Capital of all of the Purchaser Interests of a Terminating Financial Institution (after application of Collections thereto pursuant to Sections 2.2 and 2.3) all rights and obligations of such
            ------------     ---
Terminating Financial Institution hereunder shall be terminated and such Terminating Financial Institution shall no longer be a "Financial
Institution" hereunder; provided, however, that the provisions of Article X
                        --------  -------                         ---------
shall continue in effect for its benefit with respect to Purchaser Interests held by such Terminating Financial Institution prior to its termination as a Financial Institution.


                                ARTICLE XIV

                                MISCELLANEOUS

                  Section 14.1  Waivers and Amendments. (a) No failure or
                                ----------------------
delay on the part of the Agent or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                          (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this Section 14.1(b). Conduit, Seller and the Agent,
                                ---------------
         at the direction of the Required Financial Institutions, may enter into written modifications or waivers of any provisions of this Agreement, provided, however, that no such modification or waiver
                    --------  -------
         shall:

                                 (i)   without the consent of each affected
         Purchaser, (A) extend the Liquidity Termination Date or the date of any payment or deposit of Collections by Seller or the Servicer,
         (B) reduce the rate or extend the time of payment of Yield or any CP Costs (or any component of Yield or CP Costs), (C) reduce any fee payable to the Agent for the benefit of the Purchasers, (D) except pursuant to Article XII hereof, change the amount of the
                            -----------
         Capital of any Purchaser, any Financial Institution's Pro Rata Share (except pursuant to Sections 13.1 or 13.5)
                                   -------------    ----
         or any Financial Institution's Commitment, (E) amend, modify or waive any provision of the definition of Required Financial Institutions or this Section 14.1(b), (F) consent to or permit the
                              ---------------
         assignment or transfer by Seller of any of its rights and obligations under this Agreement, (G) change the definition of "Eligible Receivable," "Loss Reserve," or "Loss Percentage," "Dilution Reserve" or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses;

                                 (ii)  without the written consent of the
         then Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent; or

                                 (iii) without the written consent of the
         then Servicer, amend, modify or waive any provision of Article VIII
                                                                ------------
         if the effect thereof is to affect the rights or duties of such Servicer.

Notwithstanding the foregoing, (i) without the consent of the Financial Institutions, but with the consent of Seller, the Agent may amend this Agreement solely to add additional Persons as Financial Institutions hereunder and (ii) the Agent, the Required Financial Institutions and Conduit may enter into amendments to modify any of the terms or provisions of Article XI, Article XII, Section 14.13 or any other provision of this
  -----------  -----------  -------------
Agreement without the consent of Seller, provided that such amendment has no negative impact upon Seller. Any modification or waiver made in accordance with this Section 14.1 shall apply to each of the Purchasers equally and
          ------------
shall be binding upon Seller, the Purchasers and the Agent.

                  Section 14.2  Notices. Except as provided in this Section
                                -------                             -------
14.2, all communications and notices provided for hereunder shall be in
----
writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective if given by telecopy, upon the receipt thereof, if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or if given by any other means, when received at the address specified in this Section 14.2. Seller hereby authorizes the Agent
                          ------------
to effect purchases and Tranche Period and Discount Rate selections based on telephonic notices made by any Person whom the Agent in good faith believes to be acting on behalf of Seller. Seller agrees to deliver promptly to the Agent a written confirmation of each telephonic notice signed by an authorized officer of Seller; provided, however, the absence of such
                              --------  -------
confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Agent, the records of the Agent shall govern absent manifest error.

                  Section 14.3  Ratable Payments. If any Purchaser,
                                ----------------
whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to Section 10.2 or 10.3) in a greater proportion
                              ------------    ----
than that received by any other Purchaser entitled to receive a ratable share of such Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  Section 14.4  Protection of Ownership Interests of the
                                ----------------------------------------
Purchasers. (a) Seller agrees that from time to time, at its expense, it
----------
will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Agent may request, to perfect, protect or more fully evidence the Purchaser Interests, or to enable the Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. At any time during the continuance of a Potential Amortization Event, the Agent may, or the Agent may direct Seller or the Servicer to, notify the Obligors of Receivables, at Seller's expense, of the ownership or security interests of the Purchasers under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Agent or its designee. Seller or the Servicer (as applicable) shall, at any Purchaser's request, withhold the identity of such Purchaser in any such notification.

                          (b) If any Seller Party fails to perform any of its
obligations hereunder, the Agent or any Purchaser may (but shall not be required to) perform, or cause performance of, such obligations, and the Agent's or such Purchaser's costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 10.3. Each
                                                    ------------
Seller Party irrevocably authorizes the Agent at any time and from time to time in the sole discretion of the Agent, and appoints the Agent as its attorney-in-fact, to act on behalf of such Seller Party (i) to execute on behalf of Seller as debtor and to file financing statements necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchasers in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Receivables. This appointment is coupled with an interest and is irrevocable.

                  Section 14.5  Confidentiality. (a) Each Seller Party and
                                ---------------
each Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Agent and Conduit and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party and such Purchaser and its officers and employees may disclose such information to such Seller Party's and such Purchaser's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

                          (b) Anything herein to the contrary notwithstanding,
each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent, the Financial Institutions or Conduit by each other, (ii) by the Agent or the Purchasers to any prospective or actual assignee or participant of any of them and (iii) by the Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

                  Section 14.6  Bankruptcy Petition. Seller, the Servicer,
                                -------------------
the Agent and each Financial Institution hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Conduit or any Unconditional Liquidity Provider, it will not institute against, or join any other Person in instituting against, Conduit or any such entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  Section 14.7  Limitation of Liability. Except with respect
                                -----------------------
to any claim arising out of the willful misconduct or gross negligence of Conduit, the Agent or any Financial Institution, no claim may be made by any Seller Party or any other Person against Conduit, the Agent or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Seller Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  Section 14.8  CHOICE OF LAW. THIS AGREEMENT SHALL BE
                                -------------
GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  Section 14.9  CONSENT TO JURISDICTION. EACH SELLER PARTY
                                -----------------------
HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN

INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT
OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

                  Section 14.10  WAIVER OF JURY TRIAL. EACH PARTY HERETO
                                 --------------------
HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                  Section 14.11  Integration; Binding Effect; Survival of
                                 ----------------------------------------
Terms.
-----

                          (a) This Agreement and each other Transaction
Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

                          (b) This Agreement shall be binding upon and inure
to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights
                                         --------  -------
and remedies with respect to (i) any breach of any representation and warranty made by any Seller Party pursuant to Article V, (ii) the
                                              ---------
indemnification and payment provisions of Article X, and Sections 14.5 and
                                          ---------      -------------
14.6 shall be continuing and shall survive any termination of this
----
Agreement.

                  Section 14.12  Counterparts; Severability; Section
                                 -----------------------------------
References. This Agreement may be executed in any number of counterparts and
----------
by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

                  Section 14.13  Bank One Roles. Each of the Financial
                                 --------------
Institutions acknowledges that Bank One acts, or may in the future act, (i) as administrative agent for Conduit or any Financial Institution, (ii) as issuing and paying agent for the Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper and
(iv) to provide other services from time to time for Conduit or any Financial Institution (collectively, the "Bank One Roles"). Without limiting
                                          --------------
the generality of this Section 14.13, each Financial Institution hereby
                       -------------
acknowledges and consents to any and all Bank One Roles and agrees that in connection with any Bank One Role, Bank One may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for Conduit, and the giving of notice to the Agent of a mandatory purchase pursuant to Section 13.1.
                     ------------

                  Section 14.14  Characterization. (a) It is the intention of
                                 ----------------
the parties hereto that each purchase hereunder shall constitute and be treated as an absolute and irrevocable sale, which purchase shall provide the applicable Purchaser with the full benefits of ownership of the applicable Purchaser Interest. Except as specifically provided in this Agreement, each sale of a Purchaser Interest hereunder is made without recourse to Seller; provided, however, that (i) Seller shall be liable to
                    --------  -------
each Purchaser and the Agent for all representations, warranties, covenants and indemnities made by Seller pursuant to the terms of this Agreement, and
(ii) such sale does not constitute and is not intended to result in an assumption by any Purchaser or the Agent or any assignee thereof of any obligation of Seller or Originator or any other person arising in connection with the Receivables, the Related Security, or the related Contracts, or any other obligations of Seller or Originator.

                          (b) In addition to any ownership interest which the
Agent may from time to time acquire pursuant hereto, Seller hereby grants to the Agent for the ratable benefit of the Purchasers a valid and perfected security interest in all of Seller's right, title and interest in, to and under all Receivables now existing or hereafter arising, the Collections, each Lock-Box, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, and all proceeds of any thereof prior to all other liens on and security interests therein to secure the prompt and complete payment of the Aggregate Unpaids. The Agent and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

                  Section 14.15  Withholding. Any Purchaser that is not
                                 -----------
incorporated under the laws of the United States of America, or a state thereof, agrees to deliver to the Agent (with copies to Seller) two duly completed copies of United States Internal Revenue Service Forms W-8BEN or W-8ECI, certifying in either case that such Purchaser is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.


                          [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.


                                  GRAYBAR COMMERCE CORPORATION


                                  By:
                                     -----------------------------
                                  Name:
                                  Title:

                                  Address: 900 Regency Drive
                                           Glendale Heights, IL 60139



                                  GRAYBAR ELECTRIC COMPANY, INC.


                                  By:
                                     -----------------------------
                                  Name:
                                  Title:

                                  Address: 34 North Meramec Avenue
                                           Clayton, Missouri 63105-3882



                                  FALCON ASSET SECURITIZATION
                                  CORPORATION


                                  By:
                                     -----------------------------
                                         Authorized Signatory

                                  Address: c/o Bank One, NA (Main Office
                                             Chicago), as Agent
                                             Asset Backed Finance
                                           Suite IL1-0079, 1-19
                                           1 Bank One Plaza
                                           Chicago, Illinois  60670-0079

                                  Fax: (312) 732-1844



                                  BANK ONE, NA (MAIN OFFICE CHICAGO),
                                  as a Financial Institution and as Agent


                                  By:
                                     -----------------------------
                                  Name:
                                  Title:

                                  Address: Bank One, NA (Main Office Chicago)
                                             Asset Backed Finance
                                           Suite IL1-0596, 1-21
                                           1 Bank One Plaza
                                           Chicago, Illinois  60670-0596

                                  Fax: (312) 732-4487

                                  EXHIBIT I

                                 DEFINITIONS


         As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Accrual Period" means each calendar month, provided that the
          --------------
initial Accrual Period hereunder means the period from (and including) the date of the initial purchase hereunder to (and including) the last day of the calendar month thereafter.

         "Acquisition Amount" means, on the date of any purchase from
          ------------------
Conduit of one or more Purchaser Interests pursuant to Section 13.1, (a)
                                                       ------------
with respect to each Financial Institution (other than any Unconditional Liquidity Provider), the lesser of (i) such Financial Institution's Pro Rata Share of the sum of (A) the lesser of (1) the Adjusted Liquidity Price of each such Purchaser Interest and (2) the Capital of each such Purchaser Interest and (B) all accrued and unpaid CP Costs for each such Purchaser Interest and (ii) such Financial Institution's unused Commitment and (b) with respect to each Unconditional Liquidity Provider, the lesser of (x) such Unconditional Liquidity Provider's Pro Rata Share of the sum of (1) the Capital of each such Purchaser Interest and (2) all accrued and unpaid CP Costs for each such Purchaser Interest and (y) such Unconditional Liquidity Provider's unused Commitment.

         "Adjusted Funded Amount" means, in determining the Conduit Transfer
          ----------------------
Price for any Purchaser Interest, an amount equal to the sum of (a) the Adjusted Liquidity Price of each such Purchaser Interest and (b) an amount equal to each Unconditional Liquidity Provider's Pro Rata Share of the difference between (i) the Adjusted Liquidity Price of each such Purchaser Interest and (ii) the Capital of each such Purchaser Interest.

         "Adjusted Liquidity Price" means an amount equal to:
          ------------------------

                     [              [      NDR      ]]
                  RI [ (i)DC + (ii) [---------------]]
                     [              [1 + (.50 x 6.0%]]

     where:

                  RI   =  the undivided percentage interest evidenced by such
                          Purchaser Interest.

                  DC   =  the Deemed Collections.

                                  Exh. I-1

                  NDR  =  the Outstanding Balance of all
                          Receivables as to which any payment, or
                          part thereof, has not remained unpaid
                          for 121 days or more from the invoice
                          date of such Receivable.

Each of the foregoing shall be determined from the most recent Monthly Report received from the Servicer.

         "Adverse Claim" means a lien (statutory or otherwise), pledge,
          -------------
mortgage, hypothecation, assignment, deposit arrangement, security interest, charge or encumbrance, or other right or claim in, of or on, or any preference, priority, security agreement or preferential arrangement of any kind whatsoever with respect to, any Person's assets or properties in favor of any other Person (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

         "Affected Financial Institution" has the meaning specified in
          ------------------------------
Section 12.1(c).
---------------

         "Affiliate" means, with respect to any Person, any other Person
          ---------
directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Agent" has the meaning set forth in the preamble to this
          -----
Agreement.

         "Aggregate Capital" means, on any date of determination, the
          -----------------
aggregate amount of Capital of all Purchaser Interests outstanding on such date.

         "Aggregate Reduction" has the meaning specified in Section 1.3.
          -------------------                               -----------

         "Aggregate Reserves" means, on any date of determination, the sum
          ------------------
of the Loss Reserve, the Yield Reserve and the Dilution Reserve.

         "Aggregate Unpaids" means, at any time, an amount equal to the sum
          -----------------
of Aggregate Capital and all other unpaid Obligations (whether due or accrued) at such time.

         "Agreement" means this Receivables Purchase Agreement, as it may be
          ---------
amended or modified and in effect from time to time.

         "Amortization Date" means the earliest to occur of (i) the day on
          -----------------
which any of the conditions precedent set forth in Section 6.2 are not
                                                   -----------
satisfied, (ii) the Business Day immediately prior to the occurrence of an Amortization Event set forth in Section 9.1(d)(ii), (iii) the Business Day
                                ------------------
specified in a written notice from the Agent following the occurrence of any other Amortization Event, (iv) the date which is 30 Business Days after the Agent's receipt of written notice from Seller that it wishes to terminate the facility evidenced by this Agreement and (v) the date of assignment by Conduit to all of the Financial Institutions pursuant to Section 13.1.
                                                         ------------

         "Amortization Event" has the meaning specified in Article IX.
          ------------------                               ----------

         "Approved Unconditional Liquidity Provider" means an Unconditional
          -----------------------------------------
Liquidity Provider which has received approval from Standard & Poor's Ratings Group and Moody's Investors Service, Inc. to be relieved from any obligation to pay amounts as a Non-Defaulting Financial Institution pursuant to Section 13.5 hereof.

                                  Exh. I-2

         "Asset Disposition" shall mean the disposition of any or all of the
          -----------------
assets (including, without limitation, the Equity Interest of a Covenant Subsidiary or any ownership interest in a joint venture) of Originator or any Covenant Subsidiary whether by sale, lease, transfer or otherwise. The term "Asset Disposition" shall not include (a) Specified Sales or (b) any Equity Issuance.

         "Assignment Agreement" has the meaning set forth in Section 12.1(b).
          --------------------                               --------------

         "Authorized Officer" means, with respect to any Person, its president,
          ------------------
corporate controller, treasurer or chief financial officer.

         "Bank One" means Bank One, NA (Main Office Chicago) in its
          --------
individual capacity and its successors.

         "Broken Funding Costs" means for any Purchaser Interest which: (i)
          --------------------
has its Capital reduced without compliance by Seller with the notice requirements hereunder or (ii) does not become subject to an Aggregate Reduction following the delivery of any Reduction Notice or (iii) is assigned under Article XIII or terminated prior to the date on which it was
               ------------
originally scheduled to end; an amount equal to the excess, if any, of (A) the CP Costs or Yield (as applicable) that would have accrued during the remainder of the Tranche Periods or the tranche periods for Commercial Paper determined by the Agent to relate to such Purchaser Interest (as applicable) subsequent to the date of such reduction, assignment or termination (or in respect of clause (ii) above, the date such Aggregate Reduction was designated to occur pursuant to the Reduction Notice) of the Capital of such Purchaser Interest if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such Capital is allocated to another Purchaser Interest, the amount of CP Costs or Yield actually accrued during the remainder of such period on such Capital for the new Purchaser Interest, and (y) to the extent such Capital is not allocated to another Purchaser Interest, the income, if any, actually received during the remainder of such period by the holder of such Purchaser Interest from investing the portion of such Capital not so allocated. In the event that the amount referred to in clause (B) exceeds the amount referred to in clause (A), the relevant Purchaser or Purchasers agree to pay to Seller the amount of such excess. All Broken Funding Costs shall be due and payable hereunder upon demand.

         "Business Day" means any day on which banks are not authorized or
          ------------
required to close in New York, New York or Chicago, Illinois and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

         "Capital" of any Purchaser Interest means, at any time, (A) the
          -------
Purchase Price of such Purchaser Interest, minus (B) the sum of the aggregate amount of Collections and other payments received by the Agent which in each case are applied to reduce such Capital in accordance with the terms and conditions of this Agreement; provided that such Capital shall be restored (in accordance with Section 2.5) in the amount of any Collections
                             -----------
or other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason.

         "Capital Lease" shall mean any lease of property, real or personal,
          -------------
the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

         "Cash Equivalents" shall mean (a) securities issued or directly and
          ----------------
fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the

                                  Exh. I-3
full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"), (b) U.S. dollar denominated (or
              ----------------------
foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (i) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (ii) any bank whose short-term commercial paper rating from Standard & Poor's Ratings Group is at least A-1 or the equivalent thereof or from Moody's Investors Service, Inc. is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each
                                                   -------------
case with maturities of not more than 364 days from the date of acquisition,
(c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by Standard & Poor's Ratings Group or P-1 (or the equivalent thereof) or better by Moody's Investors Service, Inc. and maturing within six months of the date of acquisition, (d) repurchase agreements with a bank or trust company (including a Financial Institution) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (e) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, and (f) auction preferred stock rated in the highest short-term credit rating category by Standard & Poor's Ratings Group or Moody's Investors Service, Inc.

         "Change of Control" means the acquisition by any Person, or two or
          -----------------
more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of any Seller Party; provided that a change in the identity of one or
                           --------
more trustees under a voting trust holding shares of voting stock shall not be deemed to be such an acquisition.

         "Charged-Off Receivable" means a Receivable: (i) as to which the
          ----------------------
Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 9.1(d) (as if references to Seller Party therein
                  --------------
refer to such Obligor); (ii) as to which the Obligor thereof, if a natural person, is deceased, (iii) which, consistent with the Credit and Collection Policy, would be written off Seller's books as uncollectible, (iv) which has been identified by Seller as uncollectible or (v) as to which any payment, or part thereof, remains unpaid for 121 days or more from the invoice date of such Receivable.

         "Collection Account" means each concentration account, depositary
          ------------------
account, lock-box account or similar account in which any Collections are collected or deposited and which is listed on Exhibit IV.
                                              ----------

         "Collection Account Agreement" means an agreement substantially in
          ----------------------------
the form of Exhibit VI among Seller, the Agent and a Collection Bank.
            ----------

         "Collection Bank" means, at any time, any of the banks holding one
          ---------------
or more Collection Accounts.

         "Collection Notice" means a notice, in substantially the form of
          -----------------
Annex A to Exhibit VI, from the Agent to a Collection Bank.
           ----------

         "Collections" means, with respect to any Receivable, all cash
          -----------
collections and other cash proceeds in respect of such Receivable, including, without limitation, all yield, Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

                                  Exh. I-4

         "Commercial Paper" means promissory notes of Conduit issued by
          ----------------
Conduit in the commercial paper market.

         "Commitment" means, for each Financial Institution, the commitment
          ----------
of such Financial Institution to purchase Purchaser Interests from (i)
Seller and (ii) Conduit, in an amount not to exceed (i) in the aggregate, the amount set forth opposite such Financial Institution's name on Schedule A
                                                                   ----------
to this Agreement, as such amount may be modified in accordance with the terms hereof (including, without limitation, any termination of Commitments pursuant to Section 13.6 hereof) and (ii) with respect to any individual
            ------------
purchase hereunder, its Pro Rata Share of the Purchase Price therefor.

         "Commitment Availability" means at any time the positive difference
          -----------------------
(if any) between (a) an amount equal to the aggregate amount of the Commitments at such time minus (b) the Aggregate Capital at such time.
                         -----

         "Concentration Limit" means, at any time, for any Obligor, 2% of
          -------------------
the aggregate Outstanding Balance of all Eligible Receivables at such time, or such higher amount (a "Special Concentration Limit") for such Obligor
                          ---------------------------
designated by the Agent; provided, that in the case of an Obligor and any
                         --------
Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that
                                                     --------  -------
Conduit or the Required Financial Institutions may, upon not less than three Business Days' notice to Seller, cancel any Special Concentration Limit.

         "Conduit" has the meaning set forth in the preamble to this
          -------
Agreement.

         "Conduit Residual" means the sum of the Conduit Transfer Price
          ----------------
Reductions.

         "Conduit Transfer Price" means, with respect to the assignment by
          ----------------------
Conduit of one or more Purchaser Interests to the Agent for the benefit of one or more of the Financial Institutions pursuant to Section 13.1, the sum
                                                      ------------
of (i) the lesser of (a) the Capital of each such Purchaser Interest and (b) the Adjusted Funded Amount of each such Purchaser Interest and (ii) all accrued and unpaid CP Costs for each such Purchaser Interest.

         "Conduit Transfer Price Deficit" has the meaning set forth in
          ------------------------------
Section 13.5.
------------

         "Conduit Transfer Price Reduction" means in connection with the
          --------------------------------
assignment of a Purchaser Interest by Conduit to the Agent for the benefit of the Financial Institutions, the positive difference (if any) between (i) the Capital of such Purchaser Interest and (ii) the Adjusted Funded Amount for such Purchaser Interest.

         "Contingent Obligation" of a Person means any agreement,
          ---------------------
undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.

         "Contract" means, with respect to any Receivable, any and all
          --------
instruments, agreements, invoices, purchase orders or other writings pursuant to which such Receivable arises or which evidences such Receivable.

         "Consolidated EBITDA" means, for any period, the sum of (a)
          -------------------
Consolidated Net Income for such period, plus (b) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (i) Consolidated Interest Expense, (ii) total federal, state, local and

                                  Exh. I-5
foreign income, value added and similar taxes, (iii) depreciation and amortization expense and (iv) other extraordinary non-recurring, non-cash charges.

         "Consolidated Interest Expense" means, for any period, all interest
          -----------------------------
expense of Originator and its Covenant Subsidiaries including the interest component under Capital Leases, as determined in accordance with GAAP. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

         "Consolidated Net Income" means, for any period, net income
          -----------------------
(excluding extraordinary items) after taxes for such period of Originator and its Covenant Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

         "Consolidated Tangible Net Worth" means, as of any date with
          -------------------------------
respect to Originator and its Covenant Subsidiaries on a consolidated basis, Consolidated Total Tangible Assets minus Consolidated Total Liabilities, as
                                   -----
determined in accordance with GAAP.

         "Consolidated Total Assets" means, as of any date with respect to
          -------------------------
Originator and its Covenant Subsidiaries on a consolidated basis, total assets, as determined in accordance with GAAP.

         "Consolidated Total Liabilities" means, as of any date with respect
          ------------------------------
to Originator and its Covenant Subsidiaries on a consolidated basis, total liabilities, as determined in accordance with GAAP.

         "Consolidated Total Tangible Assets" means, as of any date with
          ----------------------------------
respect to Originator and its Covenant Subsidiaries on a consolidated basis, Consolidated Total Assets minus (a) goodwill and (b) other items properly
                          -----
classified as "intangible assets" in each case as determined in accordance with GAAP (but only if the sum of (a) and (b) equals or exceeds 5% of Consolidated Total Assets).

         "Covenant Indebtedness" shall mean, with respect to any Person,
          ---------------------
without duplication, (a) all obligations of such Person for borrowed money,
(b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made,
(c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Covenant Indebtedness of others secured by (or for which the holder of such Covenant Indebtedness has an existing right, contingent or otherwise, to be secured by) any Adverse Claim on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person with respect to Covenant Indebtedness of another Person, (h) the principal portion of all obligations of such Person under Capital Leases,
(i) all obligations of such Person under Hedging Agreements, (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Equity Interest issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration, (l) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, and (m) the Covenant Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for payment of such Covenant Indebtedness.

                                  Exh. I-6

         "Covenant Subsidiary" shall mean, as to any Person, a corporation,
          -------------------
partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Covenant Subsidiary" or to "Covenant Subsidiaries" in this Agreement shall refer to a Covenant Subsidiary or Covenant Subsidiaries of Originator.

         "CP Costs" means, for each day, the sum of (i) discount or yield
          --------
accrued on Pooled Commercial Paper on such day, plus (ii) any and all accrued commissions in respect of placement agents and Commercial Paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day, minus
(iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase facilities funded substantially with Pooled Commercial Paper, minus (v) any payment received on such day net of expenses in respect of Broken Funding Costs related to the prepayment of any Purchaser Interest of Conduit pursuant to the terms of any receivable purchase facilities funded substantially with Pooled Commercial Paper. In addition to the foregoing costs, if Seller shall request any Incremental Purchase during any period of time determined by the Agent in its sole discretion to result in incrementally higher CP Costs applicable to such Incremental Purchase, the Capital associated with any such Incremental Purchase shall, during such period, be deemed to be funded by Conduit in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining such additional CP Costs applicable only to such special pool and charged each day during such period against such Capital.

         "Credit and Collection Policy" means Seller's credit and collection
          ----------------------------
policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit VIII hereto, as modified from time to
                              ------------
time in accordance with this Agreement.

         "Deemed Collections" means the aggregate of all amounts Seller
          ------------------
shall have been deemed to have received as a Collection of a Receivable. Seller shall be deemed to have received a Collection in full of a Receivable if at any time (i) the Outstanding Balance of any such Receivable is either
(x) reduced as a result of any defective or rejected goods or services, any discount or any adjustment or otherwise by Seller (other than cash Collections on account of the Receivables) or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) or (ii) any of the representations or warranties in Article V are no longer
                                                    ---------
true with respect to any Receivable.

         "Default Fee" means with respect to any amount due and payable by
          -----------
Seller in respect of any Aggregate Unpaids, an amount equal to the greater of (i) $1000 and (ii) interest on any such unpaid Aggregate Unpaids at a rate per annum equal to 2% above the Prime Rate.

         "Defaulting Financial Institution" has the meaning set forth in
          --------------------------------
Section 13.5.
------------

         "Default Ratio" means a percentage equal to (i) the sum of (A) the
          -------------
difference between the aggregate Outstanding Balance of Charged-Off Receivables as of the end of the current calendar month and the aggregate Outstanding Balance of Charged-Off Receivables as of the end of the previous calendar month, if such difference exceeds zero, otherwise zero, and (B) actual write-offs during the current calendar month divided by (ii) the
                                                    -------
gross sales for the calendar month four calendar months prior to the current calendar month.

                                  Exh. I-7

         "Delinquency Ratio" means, at any time, a percentage equal to (i)
          -----------------
the aggregate Outstanding Balance of all Receivables (other than Charged-Off Receivables) that were Delinquent Receivables at such time divided by (ii) the aggregate Outstanding Balance of all Receivables at such time.

         "Delinquent Receivable" means a Receivable (other than a Receivable
          ---------------------
for which US West Communications, Inc. is the Obligor) as to which any payment, or part thereof, remains unpaid for 91 days or more from the invoice date of such Receivable.

         "Designated Obligor" means US West Communications, Inc. and any
          ------------------
other Obligor that the Agent, using its reasonable business judgment, believes could negatively impact the collectibility of the Receivables and so indicates to Seller in writing.

         "Dilution Factor" means, for any calendar month, an amount
          ---------------
(expressed as a percentage) equal to:

                                [DS(DS - ED)]
                    [2.0 x ED + [-----------]
                                [    ED     ]

         where:

                  ED  =  as of such calendar month, the
                         twelve-month rolling average of the
                         Dilution Ratio.

                  DS  =  for the twelve calendar months prior
                         to such calendar month, the highest
                         two-month rolling average of the
                         Dilution Ratio.

         "Dilution Horizon Ratio" means, at any time, a percentage equal to
          ----------------------
(i) the aggregate gross sales of Originator for the last two completed calendar months divided by (ii) the aggregate Outstanding Balance of all
                -------
Eligible Receivables as of the last Business Day of the most recent calendar month.

         "Dilution Ratio" means, for any calendar month, a percentage equal
          --------------
to (i) the aggregate amount of Dilutions which occurred during such calendar month divided by (ii) the aggregate gross sales of Originator for the
      -------
calendar month one calendar month prior to such calendar month.

         "Dilution Reserve" means, on any date, an amount equal to the
          ----------------
greater of (i) 10.5% and (ii) the Dilution Factor multiplied by the Dilution
                                                  ----------
Horizon Ratio.

         "Dilutions" means, at any time, the aggregate amount of reductions
          ---------
or cancellations described in clause (i) of the definition of "Deemed Collections".

                                  Exh. I-8

         "Discount Rate" means, the LIBO Rate or the Prime Rate, as
          -------------
applicable, with respect to each Purchaser Interest of the Financial
Institutions.

         "Eligible Receivable" means, at any time, a Receivable:
          -------------------

                  (i) the Obligor of which (a) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States; (b) is not an Affiliate of any of the parties hereto; (c) is not a Designated Obligor; and (d) is not a government or a governmental subdivision or agency,

                  (ii) which is not a Charged-Off Receivable or a Delinquent Receivable,

                  (iii) which by its terms is due and payable on the 15th day of the calendar month immediately following the month such Receivable was invoiced and which has not had its payment terms extended,

                  (iv)     which is an "account" within the meaning of
         Section 9-105 and Section 9-106, respectively, of the UCC of all applicable jurisdictions,

                  (v) which is denominated and payable only in United States dollars in the United States,

                  (vi) which arises under a Contract which, together with such Receivable, has been duly authorized by the related Obligor, is in full force and effect, and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, counterclaim or other defense,

                  (vii) which arises under a Contract which (A) does not require the Obligor under such Contract to consent to the transfer, sale or assignment of the rights and duties of Originator or any of its assignees under such Contract and (B) does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement, including, without limitation, its right to review the Contract,

                  (viii) which arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by Originator,

                                  Exh. I-9

                  (ix) which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,

                  (x) which satisfies all applicable requirements of the Credit and Collection Policy,

                  (xi) which was generated in the ordinary course of Originator's business,

                  (xii) which arises solely from the sale of goods or the provision of services to the related Obligor by Originator, and not by any other Person (in whole or in part),

                  (xiii) as to which the Agent has not notified Seller that the Agent has determined, in its reasonable business judgment, that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including, without limitation, because such Receivable arises under a Contract that is not acceptable to the Agent,

                  (xiv) which is not subject to any right of rescission, set-off, counterclaim, any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against Originator or any other Adverse Claim, and the Obligor thereon holds no right as against Originator to cause Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract),

                  (xv) as to which Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor,

                  (xvi) all right, title and interest to and in which has been validly transferred by Originator directly to Seller under and in accordance with the Receivables Sale Agreement, and Seller has good and marketable title thereto free and clear of any Adverse Claim,

                                  Exh. I-10

                  (xvii) for which the related Contract represents all or part of the sales price of merchandise, insurance and services within the meaning of the Investment Company Act of 1940, Section 3(c)(5), as amended,

                  (xviii) the purchase of which is a "current transaction" within Section 3(a)(3) of the Securities Act of 1933,

                  (xix) which is not a proceed of inventory that was pledged to any Person,

                  (xx) the Obligor of which is not both (A) an Obligor that is in the first ten highest Obligors in a list of Obligors ranked by the aggregate Outstanding Balance of Receivables of Obligors starting with the Obligor with the greatest Outstanding Balance of Receivables and ending with the Obligor with the lowest Outstanding Balance of Receivables and (B) the Obligor of any Charged-Off Receivables, the aggregate Outstanding Balance of which exceeds an amount equal to 25% of the aggregate Outstanding Balance of all Receivables of such Obligor and

                  (xxi) which is not a proceed of a sale of inventory that is located at a work or project site or at an Obligor's premises or property.(1)

         "ERISA" means the Employee Retirement Income Security Act of 1974,
          -----
as amended from time to time.

         "Equity Interest" shall mean (a) in the case of a corporation,
          ---------------
capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Equity Issuance" shall mean any issuance by Originator or any
          ---------------
Covenant Subsidiary to any Person, which is not the Originator, of (a) shares of its Equity Interest, (b) any shares of its Equity Interest pursuant to the exercise of options or warrants or (c) any shares of its Equity Interest pursuant to the conversion of any debt securities to equity. The term "Equity Issuance" shall not include any Asset Disposition or the issuance of common stock of Originator's Covenant Subsidiaries to its officers, directors or employees in connection with stock offering plans and other benefit plans of such Covenant Subsidiaries.

         "Facility Account" means Seller's Account No.             at Bank
          ----------------
 of America, N.A.

         "Facility Termination Date" means the earliest of (i) June 29,
          -------------------------
2003, (ii) the Liquidity Termination Date and (iii) the Amortization Date.


------------------
(1) Please confirm that this language adequately describes the "trailer sales".

                                  Exh. I-11

         "Federal Bankruptcy Code" means Title 11 of the United States Code
          -----------------------
entitled "Bankruptcy," as amended and any successor statute thereto.

         "Federal Funds Effective Rate" means, for any period, a fluctuating
          ----------------------------
interest rate per annum for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (Chicago time) for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

         "Fee Letter" means that certain letter agreement dated as of the
          ----------
date hereof among Seller, Originator and the Agent, as it may be amended or modified and in effect from time to time.

         "Finance Charges" means, with respect to a Contract, any finance,
          ---------------
interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

         "Financial Institutions" has the meaning set forth in the preamble
          ----------------------
in this Agreement.

         "Funded Debt" shall mean, with respect to any Person, without
          -----------
duplication, (a) all Covenant Indebtedness of such Person other than Covenant Indebtedness of the types referred to in clauses (e), (f), (g), (i) and (m) of the definition of "Covenant Indebtedness", (b) all Funded Debt of others of the type referred to in clause (a) above secured by (or for which the holder of such Funded Debt has an existing right, contingent or otherwise, to be secured by) any Adverse Claim on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (c) all Guaranty Obligations of such Person with respect to Funded Debt of the type referred to in clause (a) above of another Person and (d) Funded Debt of the type referred to in clause (a) above of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto.

         "Funding Agreement" means this Agreement and any agreement or
          -----------------
instrument executed by any Funding Source with or for the benefit of Conduit.

         "Funding Source" means (i) any Financial Institution or (ii) any
          --------------
insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to Conduit.

         "GAAP" means generally accepted accounting principles in effect in
          ----
the United States of America as of the date of this Agreement.

         "Guaranty Obligations" means, with respect to any Person, without
          --------------------
duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Covenant Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Covenant Indebtedness or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of any such Covenant Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Covenant Indebtedness of such other Person, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the holder of such Covenant

                                  Exh. I-12

Indebtedness, or (d) to otherwise assure or hold harmless the holder of such Covenant Indebtedness against loss in respect thereof.

         "Hedging Agreements" shall mean, with respect to any Person, any
          ------------------
agreement entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

         "Incremental Purchase" means a purchase of one or more Purchaser
          --------------------
Interests which increases the total outstanding Aggregate Capital hereunder.

         "Indebtedness" of a Person means such Person's (i) obligations for
          ------------
borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade),
(iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) Contingent Obligations and (viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

         "Independent Director" shall mean a member of the Board of
          --------------------
Directors of Seller who is not at such time, and has not been at any time during the preceding five (5) years, (A) a director, officer, employee or affiliate of Seller, Originator, or any of their respective Subsidiaries or Affiliates, or (B) the beneficial owner (at the time of such individual's appointment as an Independent Director or at any time thereafter while serving as an Independent Director) of any of the outstanding common shares of Seller, Originator, or any of their respective Subsidiaries or Affiliates, having general voting rights.

         "Interest Coverage Ratio" means, with respect to Originator and its
          -----------------------
Covenant Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter of Originator and its Covenant Subsidiaries, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

         "Leverage Ratio" means, with respect to Originator and its Covenant
          --------------
Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter, the ratio of (a) Funded Debt of Originator and its Covenant Subsidiaries on a consolidated basis (excluding for purposes hereof, Funded Debt of the type set forth in subsection (l) of the definition of "Covenant Indebtedness" to the extent that it is less than $75,000,000 in the aggregate) on the last day of such period to (b) Consolidated EBITDA for such period.

         "LIBO Rate" means the rate per annum equal to the sum of (i) (a)
          ---------
the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of the relevant Tranche Period, and having a maturity equal to such Tranche Period, provided
                                                                    --------
that, (i) if Reuters Screen FRBD is not available to the Agent for any reason, the applicable LIBO Rate for the relevant Tranche Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Tranche Period, and having a maturity equal to such Tranche Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Agent, the applicable LIBO Rate for the relevant Tranche Period shall instead be the rate determined by the Agent to be the rate at which Bank One offers to place

                                  Exh. I-13
deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Tranche Period, in the approximate amount to be funded at the LIBO Rate and having a maturity equal to such Tranche Period, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Tranche Period plus (ii) 1.25% per annum. The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.

         "Liquidity Termination Date" means June 29, 2001.
          --------------------------

         "Lock-Box" means each locked postal box with respect to which a
          --------
bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit IV.
                                          ----------

         "Loss Horizon Ratio" means, at any time, a percentage equal to (i)
          ------------------
the aggregate gross sales of Originator for the last three completed calendar months divided by (ii) the aggregate Outstanding Balance of all
                -------
Eligible Receivables as of the last Business Day of the most recent calendar month.

         "Loss Percentage" means, at any time, the greater of (i) two times
          ---------------
the highest three-month rolling average of the Default Ratio on any day during the twelve complete calendar month period then most recently ended multiplied by the Loss Horizon Ratio or (ii) 6.0%.
----------

         "Loss Reserve" means, on any date, an amount equal to the Loss
          ------------
Percentage multiplied by the Net Receivables Balance as of the close of
           ----------
business of the Servicer on such date.

         "Loss-to-Liquidation Ratio" means, as at the last day of any
          -------------------------
calendar month, a percentage equal to(i) the aggregate gross losses of Originator during such month divided by (ii) the aggregate cash liquidations
                             -------
of Originator during such month.

         "Material Adverse Effect" means a material adverse effect on (i)
          -----------------------
the financial condition or operations of any Seller Party and its Subsidiaries, (ii) the ability of any Seller Party to perform its obligations under this Agreement, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

         "Monthly Report" means a report, in substantially the form of
          --------------
Exhibit X hereto (appropriately completed), furnished by the Servicer to the
---------
Agent pursuant to Section 8.5.
                  -----------

         "Net Cash Proceeds" shall mean the aggregate cash proceeds received
          -----------------
by Originator or any Covenant Subsidiary in respect of any Asset Disposition or Equity Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and
(b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by Originator or any Covenant Subsidiary in any Asset Disposition or Equity Issuance.

         "Net Receivables Balance" means, at any time, the aggregate
          -----------------------
Outstanding Balance of all Eligible Receivables at such time reduced by the aggregate amount by which the Outstanding Balance of all Eligible
Receivables of each Obligor and its Affiliates exceeds the Concentration Limit for such Obligor.

                                  Exh. I-14

         "Non-Defaulting Financial Institution" has the meaning set forth in
          ------------------------------------
Section 13.5.
------------

         "Non-Renewing Financial Institution" has the meaning set forth in
          ----------------------------------
Section 13.6(a).
---------------

         "Obligations" shall have the meaning set forth in Section 2.1.
          -----------                                      -----------

         "Obligor" means a Person obligated to make payments pursuant to a
          -------
Contract.

         "Originator" means Graybar, in its capacity as seller under the
          ----------
Receivables Sale Agreement.

         "Outstanding Balance" of any Receivable at any time means the then
          -------------------
outstanding principal balance thereof.

         "Participant" has the meaning set forth in Section 12.2.
          -----------                               ------------

         "Person" means an individual, partnership, corporation (including a
          ------
business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "Pooled Commercial Paper" means Commercial Paper notes of Conduit
          -----------------------
subject to any particular pooling arrangement by Conduit, but excluding Commercial Paper issued by Conduit for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by Conduit.

         "Potential Amortization Event" means an event which, with the
          ----------------------------
passage of time or the giving of notice, or both, would constitute an Amortization Event.

         "Prime Rate" means a rate per annum equal to the prime rate of
          ----------
interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

         "Proposed Reduction Date" has the meaning set forth in Section 1.3.
          -----------------------                               -----------

         "Pro Rata Share" means, for each Financial Institution, a
          --------------
percentage equal to (i) the Commitment of such Financial Institution, divided by (ii) the aggregate amount of all Commitments of all Financial
------- --
Institutions hereunder, adjusted as necessary to give effect to the application of the terms of Sections 13.5 or 13.6.
                            -------------    ----

         "Purchase Limit" means $100,000,000.
          --------------

         "Purchase Notice" has the meaning set forth in Section 1.2.
          ---------------                               -----------

                  (xxii)   "Purchase Price" means, with respect to any
                            --------------
         Incremental Purchase of a Purchaser Interest, the amount paid to Seller for such Purchaser Interest which shall not exceed the least of the amount requested by Seller in the applicable Purchase
         Notice, the unused portion of the Purchase Limit on the applicable purchase date and the excess, if any, of the Net Receivables Balance (less the Aggregate Reserves) on the applicable purchase date over the aggregate outstanding amount of Aggregate Capital determined as of the date of the most recent Monthly Report, taking into account such proposed Incremental Purchase.

         "Purchasers" means Conduit and each Financial Institution.
          ----------

                                  Exh. I-15

         "Purchaser Interest" means, at any time, an undivided percentage
          ------------------
ownership interest (computed as set forth below) associated with a designated amount of Capital, selected pursuant to the terms and conditions hereof in (i) each Receivable arising prior to the time of the most recent computation or recomputation of such undivided interest, (ii) all Related Security with respect to each such Receivable, and (iii) all Collections with respect to, and other proceeds of, each such Receivable. Each such undivided percentage interest shall equal:


                                       C
                                   --------
                                   NRB - AR


         where:

         C    =  the Capital of such Purchaser Interest.

         AR   =  the Aggregate Reserves.

         NRB  =  the Net Receivables Balance.


Such undivided percentage ownership interest shall be initially computed on its date of purchase. Thereafter, until the Amortization Date, each Purchaser Interest shall be automatically recomputed (or deemed to be recomputed) on each day prior to the Amortization Date. The variable percentage represented by any Purchaser Interest as computed (or deemed recomputed) as of the close of the business day immediately preceding the Amortization Date shall remain constant at all times thereafter.

         "Purchasing Financial Institution" has the meaning set forth in
          --------------------------------
Section 12.1(b).
---------------

         "Receivable" means all indebtedness and other obligations owed to
          ----------
Seller or Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement or hereunder) or in which Seller or Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred
             --------
to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.

         "Receivables Dilution Ratio" means, at any time, a percentage equal
          --------------------------
to (i) the aggregate amount of Dilutions which occurred during the calendar month then most recently ended divided by (ii) the aggregate Outstanding
                               -------
Balance of all Receivables.

         "Receivables Sale Agreement" means that certain Receivables Sale
          --------------------------
Agreement, dated as of June 30, 2000 , between Originator and Seller, as the same may be amended, restated or otherwise modified from time to time.

                                  Exh. I-16

         "Records" means, with respect to any Receivable, all Contracts and
          -------
other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

         "Reduction Notice" has the meaning set forth in Section 1.3.
          ----------------                               -----------

         "Reduction Percentage" means, for any Purchaser Interest acquired
          --------------------
by the Financial Institutions from Conduit for less than the Capital of such Purchaser Interest, a percentage equal to a fraction the numerator of which is the Conduit Transfer Price Reduction for such Purchaser Interest and the denominator of which is the Capital of such Purchaser Interest.

         "Regulatory Change" has the meaning set forth in Section 10.2(a).
          -----------------                               ---------------

         "Reinvestment" has the meaning set forth in Section 2.2.
          ------------                               -----------

         "Related Security" means, with respect to any Receivable:
          ----------------

                           (i) all of Seller's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale of which by Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

                           (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                           (iii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

                           (iv) all service contracts and other contracts and agreements associated with such Receivable,

                           (v)   all Records related to such Receivable,

                           (vi) all of Seller's right, title and interest in, to and under the Receivables Sale Agreement in respect of such Receivable, and

                           (vii) all proceeds of any of the foregoing.

         "Required Financial Institutions" means, at any time, Financial
          -------------------------------
Institutions with Commitments in excess of 51% of the Purchase Limit.

         "Required Notice Period" means the number of days required notice
          ----------------------
set forth below applicable to the Aggregate Reduction indicated below:

               Aggregate Reduction                   Required Notice Period
               -------------------                   ----------------------

         less than or equal to $100,000,000          two Business Days
         $100,000,000 to $200,000,000                five Business Days

                                  Exh. I-17

         "Restricted Junior Payment" means (i) any dividend or other
          -------------------------
distribution, direct or indirect, on account of any shares of any class of capital stock of Seller now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock of Seller, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of Seller now or hereafter outstanding,
(iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans (as defined in the Receivables Sale Agreement), (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock of Seller now or hereafter outstanding and (v) any payment of management fees by Seller (except for reasonable management fees to the Originator or its Affiliates in reimbursement of actual management services performed).

         "Seller" has the meaning set forth in the preamble to this
          ------
Agreement.

         "Seller Parties" has the meaning set forth in the preamble to this
          --------------
Agreement.

         "Servicer" means at any time the Person (which may be the Agent)
          --------
then authorized pursuant to Article VIII to service, administer and collect
                            ------------
Receivables.

         "Servicing Fee" has the meaning set forth in Section 8.6.
          -------------                               -----------

         "Settlement Date" means (A) the 23rd day at each month, and (B) the
          ---------------
last day of the relevant Tranche Period in respect of each Purchaser Interest of the Financial Institutions.

         "Settlement Period" means (A) in respect of each Purchaser Interest
          -----------------
of Conduit, the immediately preceding Accrual Period, and (B) in respect of each Purchaser Interest of the Financial Institutions, the entire Tranche Period of such Purchaser Interest.

         "Specified Sales" shall mean (a) the sale, transfer, lease or other
          ---------------
disposition of inventory and materials in the ordinary course of business and (b) the sale, transfer or other disposition of cash and Cash Equivalents, so long as Originator or the applicable Covenant Subsidiary receives, in return, cash, Cash Equivalents or other property having a fair market value equal to the fair market value of such Cash Equivalents.

         "Subsidiary" of a Person means (i) any corporation more than 50% of
          ----------
the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of Seller.

         "Termination Date" has the meaning set forth in Section 2.2.
          ----------------                               -----------

         "Termination Percentage" has the meaning set forth in Section 2.2.
          ----------------------                               -----------

         "Terminating Financial Institution" has the meaning set forth in
          ---------------------------------
Section 13.6(a).
---------------

         "Terminating Tranche" has the meaning set forth in Section 4.3(b).
          -------------------                               --------------

                                  Exh. I-18

         "Tranche Period" means, with respect to any Purchaser Interest held
          --------------
by a Financial Institution:

                  (a) if Yield for such Purchaser Interest is calculated on the basis of the LIBO Rate, a period of one, two, three or six months, or such other period as may be mutually agreeable to the Agent and Seller, commencing on a Business Day selected by Seller or the Agent pursuant to this Agreement. Such Tranche Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Tranche Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Tranche Period shall end on the last Business Day of such succeeding month; or

                  (b) if Yield for such Purchaser Interest is calculated on the basis of the Prime Rate, a period commencing on a Business Day selected by Seller and agreed to by the Agent, provided no such period shall exceed one month.

If any Tranche Period would end on a day which is not a Business Day, such Tranche Period shall end on the next succeeding Business Day, provided,
                                                              --------
however, that in the case of Tranche Periods corresponding to the LIBO Rate,
-------
if such next succeeding Business Day falls in a new month, such Tranche Period shall end on the immediately preceding Business Day. In the case of any Tranche Period for any Purchaser Interest which commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Tranche Period shall end on the Amortization Date. The duration of each Tranche Period which commences after the Amortization Date shall be of such duration as selected by the Agent.

         "Transaction Documents" means, collectively, this Agreement, each
          ---------------------
Purchase Notice, the Receivables Sale Agreement, each Collection Account Agreement, the Fee Letter, the Subordinated Note (as defined in the Receivables Sale Agreement) and all other instruments, documents and agreements executed and delivered in connection herewith.

         "UCC" means the Uniform Commercial Code as from time to time in
          ---
effect in the specified jurisdiction.

         "Unconditional Liquidity Provider" means a Financial Institution
          --------------------------------
that is identified by the Agent or by Bank One as an entity which will not under any circumstance receive any Conduit Transfer Price Reduction hereunder.

         "Year 2000 Problem" means, with respect to any Person, the risk
          -----------------
that computer applications directly used by that Person cannot or will not:
(a) handle date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (b) operate accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000; and (c) store and provide date input information without creating any ambiguity as to the century.

         "Yield" means for each respective Tranche Period relating to
          -----
Purchaser Interests of the Financial Institutions, an amount equal to the product of the applicable Discount Rate for each Purchaser Interest multiplied by the Capital of such Purchaser Interest for each day elapsed during such Tranche Period, annualized on a 360 day basis.

         "Yield Reserve" means, on any date, an amount equal to 2%
          -------------
multiplied by the Outstanding Balance of all Eligible Receivables as of the close of business of the Servicer on such date.

                                  Exh. I-19

         All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.


                                  Exh. I-20

        WAIVER AND AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT

         This Waiver and Amendment No. 2 (the "Amendment") is dated as of January 1, 2001 among Graybar Electric Commerce Corporation (the "Seller"), Graybar Electric Company, Inc., as initial Servicer, the Financial Institutions, Falcon Asset Securitization Corporation ("Falcon") and Bank One, NA, as agent for the Purchasers (the "Agent").

                            W I T N E S S E T H :

         WHEREAS, the Seller, the Servicer, the Financial Institutions, Falcon and the Agent are parties to that certain Receivables Purchase Agreement dated as of June 30, 2000 (the "Agreement"); and

         WHEREAS, the Seller, the Servicer, the Financial Institutions, Falcon and the Agent desire to (i) waive certain currently existing Amortization Events under the Agreement and (ii) amend the Agreement in certain respects more fully described hereinafter;

         NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.   Defined Terms. Capitalized terms used herein and not otherwise
              -------------
defined shall have their meanings as attributed to such terms in the Agreement.

         2.   Amendments to the Agreement.
              ---------------------------

         2.1. Amendment to Section 9.1(f). Section 9.1(f) appearing in the
              ---------------------------
agreement is hereby amended by deleting the percentage "8.00%" where it appears therein and inserting the percentage "13.0%" in lieu thereof.

         2.2. Amendment to the Definition of Loss Percentage. The definition
              ----------------------------------------------
of "Loss Percentage" appearing in Exhibit I to the Agreement is hereby amended in its entirety to read as set forth below:

         "'Loss Percentage' means, at any time the greater of (i) the sum of
           ---------------
(a) two times the highest three-month rolling average of the Default Ratio on any day during the twelve complete calendar month period then most recently ended multiplied by the Loss Horizon Ratio plus (b) 2%, or (ii)
               ----------
10%"

         3.   Waiver. By its signature below each of the Seller, the Servicer,
              ------
the Financial Institutions, Falcon and the Agent hereby specifically waives any objection that it may have and any Amortization Event caused by the violation of Section 9.1(f) of the Agreement caused by (i) the three-month rolling average of the Delinquency Ratio exceeding 8.00% for the month of December 2000 and, (ii) the three-month rolling average of the Loss-to-Liquidation Ratio exceeding 0.25% for the month of December 2000, provided, however, that such waiver apply
--------  -------

                                  Exh. 2-1
solely for the month of December 2000. This specific waiver applies only to the above-specified violations.

         4.   Representations and Warranties. In order to induce the Agent,
              ------------------------------
the Financial Institutions and Falcon to enter into this Amendment each Seller Party represents and warrants that:

         4.1. The representations and warranties set forth in Article V of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Amortization Event on the date hereof.

         4.2. The execution and delivery by such Seller Party of this Amendment has been duly authorized by proper corporate proceedings of such Seller Party and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Seller Party enforceable against such Seller Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

         4.3. Neither the execution and delivery by such Seller Party of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Seller Party or such Seller Party's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which such Seller Party is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

         5.   Effective Date. This Amendment shall become effective as of the
              --------------
date above first written upon receipt by the Agent of (i) counterparts of this Amendment duly executed by the Seller, the Servicer, the Financial Institutions, Falcon and the Agent and (ii) such other documents as the Agent, the Financial Institutions or Falcon may request.

         6.   Ratification. The Agreement, as amended hereby, is hereby
              ------------
ratified, approved and confirmed in all respects.

         7.   Reference to Agreement. From and after the effective date
              ----------------------
hereof, each reference in the Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

         8.   CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE
              -------------
WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF
ILLINOIS.

         9.   Execution in Counterparts. This Amendment may be executed in any
              -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so

                                  Exh. 2-2
executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the Seller, the Servicer, the Financial Institutions Falcon and the Agent have executed this Amendment as of the date first above written.

                                       GRAYBAR COMMERCE
                                       CORPORATION, as Seller

                                       By:
                                           -----------------------------------

                                       Title:
                                              --------------------------------


                                       GRAYBAR ELECTRIC COMPANY, INC.,
                                       as Servicer

                                       By:
                                           -----------------------------------

                                       Title:
                                              --------------------------------


                                       FALCON ASSET SECURITIZATION
                                       CORPORATION

                                       By:
                                           -----------------------------------
                                                Authorized Signer


                                       BANK ONE, NA, individually as a
                                       Financial Institution and as Agent

                                       By:
                                           -----------------------------------

                                       Title:
                                              --------------------------------

                                  Exh. 2-3

              AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT

         This Amendment No. 3 (the "Amendment") is dated as of June 22, 2001 among Graybar Commerce Corporation (the "Seller"), Graybar Electric Company, Inc., as initial Servicer, the Financial Institutions, Falcon Asset Securitization Corporation ("Falcon") and Bank One, NA, as agent for the Purchasers (the "Agent").

                            W I T N E S S E T H :

         WHEREAS, the Seller, the Servicer, the Financial Institutions, Falcon and the Agent are parties to that certain Receivables Purchase Agreement dated as of June 30, 2000 (as previously amended, the "Agreement"); and

         WHEREAS, the Seller, the Servicer, the Financial Institutions, Falcon and the Agent desire to amend the Agreement in certain respects more fully described hereinafter;

         NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.   Defined Terms. Capitalized terms used herein and not otherwise
              -------------
defined shall have their meanings as attributed to such terms in the Agreement.

         2.   Amendments to the Agreement.
              ---------------------------

         2.1. Amendment to the Definition of Liquidity Termination Date. The
              ---------------------------------------------------------
definition of "Liquidity Termination Date" appearing in Exhibit I to the Agreement is hereby amended by deleting the date "June 29, 2001" where it appears therein and inserting the date "August 29, 2001" in lieu thereof

         3.   Representations and Warranties. In order to induce the Agent,
              ------------------------------
the Financial Institutions, and Falcon to enter into this Amendment the each Seller Party represents and warrants that:

         3.1. The representations and warranties set forth in Article V of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Amortization Event on the date hereof.

         3.2. The execution and delivery by such Seller Party of this Amendment has been duly authorized by proper corporate proceedings of such Seller Party and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Seller Party enforceable against such Seller Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

                                  Exh. 3-1

         3.3. Neither the execution and delivery by such Seller Party of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Seller Party or such Seller Party's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which such Seller Party is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

         4.   Effective Date. This Amendment shall become effective as of the
              --------------
date above first written upon receipt by the Agent of (i) counterparts of this Amendment duly executed by the Seller, the Servicer, the Financial Institutions, Falcon and the Agent and (ii) such other documents as the Agent, the Financial Institutions or Falcon may request.

         5.   Ratification. The Agreement, as amended hereby, is hereby
              ------------
ratified, approved and confirmed in all respects.

         6.   Reference to Agreement. From and after the effective date
              ----------------------
hereof, each reference in the Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

         7.   CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE
              -------------
WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF
ILLINOIS.

         8.   Execution in Counterparts. This Amendment may be executed in
              -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                                  Exh. 3-2

         IN WITNESS WHEREOF, the Seller, the Servicer, the Financial Institutions, Falcon and the Agent have executed this Amendment as of the date first above written.


                                           GRAYBAR COMMERCE
                                           CORPORATION, as Seller

                                           By:
                                                ------------------------------

                                           Title:
                                                   ---------------------------




                                           GRAYBAR ELECTRIC COMPANY, INC.,
                                           as Servicer

                                           By:
                                               -------------------------------

                                           Title:
                                                   ---------------------------



                                           FALCON ASSET SECURITIZATION
                                           CORPORATION

                                           By:
                                                ------------------------------

                                           Title:
                                                   ---------------------------




                                           BANK ONE, NA, individually as a
                                           Financial Institution and as Agent

                                           By:
                                                ------------------------------

                                           Title:
                                                   ---------------------------


                                  Exh. 3-3

              AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT

         This Amendment No. 4 (the "Amendment") is dated as of August 29, 2001 among Graybar Commerce Corporation (the "Seller"), Graybar Electric Company, Inc., as initial Servicer, the Financial Institutions, Falcon Asset Securitization Corporation ("Falcon") and Bank One, NA, as agent for the Purchasers (the "Agent").

                            W I T N E S S E T H :

         WHEREAS, the Seller, the Servicer, the Financial Institutions, Falcon and the Agent are parties to that certain Receivables Purchase Agreement dated as of June 30, 2000 (as previously amended, the "Agreement"); and

         WHEREAS, the Seller, the Servicer, the Financial Institutions, Falcon and the Agent desire to amend the Agreement in certain respects more fully described hereinafter;

         NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.   Defined Terms. Capitalized terms used herein and not otherwise
              -------------
defined shall have their meanings as attributed to such terms in the Agreement.

         2.   Amendments to the Agreement.
              ---------------------------

         2.1. Amendment to Section 7.1. Section 7.1(a)(i) is hereby amended
              ------------------------
in its entirety to read as set forth below:

         "(i) Annual Reporting. Within 105 days after the close of each of
              ----------------
its respective fiscal years, (A) audited financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for the Servicer for such fiscal year, together with an unqualified audit report (in form satisfactory to the Agent) on such financial statements of, and certified in a manner acceptable to the Agent by, Ernst & Young LLP or other independent public accountants reasonably acceptable to the Agent, and (B) unaudited financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for the Seller for such fiscal year, all certified by the Seller's chief financial officer."

         2.2. Amendment to the Definition of Liquidity Termination Date. The
              ---------------------------------------------------------
definition of "Liquidity Termination Date" appearing in Exhibit I to the Agreement is hereby amended by deleting the date "August 29, 2001" where it appears therein and inserting the date "October 28, 2001" in lieu thereof.

         3.   Representations and Warranties. In order to induce the Agent,
              ------------------------------
the Financial Institutions, and Falcon to enter into this Amendment the each Seller Party represents and warrants that:

                                  Exh. 4-1

         3.1. The representations and warranties set forth in Article V of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Amortization Event on the date hereof.

         3.2. The execution and delivery by such Seller Party of this Amendment has been duly authorized by proper corporate proceedings of such Seller Party and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Seller Party enforceable against such Seller Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

         3.3. Neither the execution and delivery by such Seller Party of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Seller Party or such Seller Party's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which such Seller Party is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

         4.   Effective Date. This Amendment shall become effective as of the
              --------------
date above first written upon receipt by the Agent of (i) counterparts of this Amendment duly executed by the Seller, the Servicer, the Financial Institutions, Falcon and the Agent and (ii) such other documents as the Agent, the Financial Institutions or Falcon may request.

         5.   Ratification. The Agreement, as amended hereby, is hereby
              ------------
ratified, approved and confirmed in all respects.

         6.   Reference to Agreement. From and after the effective date
              ----------------------
hereof, each reference in the Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

         7.   CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE
              -------------
WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF
ILLINOIS.

         8.   Execution in Counterparts. This Amendment may be executed in
              -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                                  Exh. 4-2

         IN WITNESS WHEREOF, the Seller, the Servicer, the Financial Institutions, Falcon and the Agent have executed this Amendment as of the date first above written.


                                          GRAYBAR COMMERCE
                                          CORPORATION, as Seller

                                          By:
                                              --------------------------------

                                          Title:
                                                 -----------------------------



                                          GRAYBAR ELECTRIC COMPANY, INC.,
                                          as Servicer

                                          By:
                                              --------------------------------

                                          Title:
                                                 -----------------------------



                                          FALCON ASSET SECURITIZATION
                                          CORPORATION

                                          By:
                                              --------------------------------

                                          Title:     Authorized Signer
                                                 -----------------------------



                                          BANK ONE, NA, individually as a
                                          Financial Institution and as Agent

                                          By:
                                              --------------------------------

                                          Title:
                                                 -----------------------------

                                  Exh. 4-3

                             AMENDMENT NO. 5 TO
                       RECEIVABLES PURCHASE AGREEMENT

                  This Amendment No. 5 to Receivables Purchase Agreement (this "Amendment") is entered into as of October 26, 2001, among Graybar Commerce Corporation, a Delaware corporation, as Seller, Graybar Electric Company, Inc., a New York corporation ("Graybar"), as Servicer, Falcon Asset Securitization Corporation ("Conduit"), Lloyds TS13 Bank plc ("Lloyds"), as a Financial Institution, and Bank One, NA (Main Office Chicago), as Agent and as a Financial Institution.

                                  RECITALS
                                  --------

                  Each of Seller, Graybar, Conduit and Bank One, NA (Main Office Chicago) entered into that certain Receivables Purchase Agreement, dated as of June 30, 2000, and each of the parties thereto amended such Receivables Purchase Agreement pursuant to the following amendments: (i) that certain Amendment No. I to Receivables Purchase Agreement, dated as of July 12, 2000, (ii) that certain Waiver and Amendment No. 2 to Receivables Purchase Agreement, dated as of January 1, 2001, (iii) that certain Amendment No. 3 to Receivables Purchase Agreement, dated as of June 22, 2001, and (iv) that certain Amendment No. 4 to Receivables Purchase Agreement, dated as of August 29, 2001 (such Receivables Purchase Agreement as so amended, the "Purchase Agreement").
                    ------------------

                  Each of the parties hereto now desires to amend the Purchase Agreement, subject to the terms and conditions hereof, as more particularly described herein.

                                  AGREEMENT
                                  ---------

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Definitions Used Herein. Capitalized terms used
                             ------------------------
herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Purchase Agreement.


                                  Exh. 5-1

                  Section 2. Addition of Lloyds as a Financial Institution.
                             ----------------------------------------------
Subject to the terms and conditions set forth herein, from and after the effective date hereof, Lloyds shall be a Financial Institution party to the Purchase Agreement, as amended hereby, for all purposes of the Purchase Agreement, as amended hereby, as if Lloyds were an original party thereto, and Lloyds agrees to be bound by all of the terms and provisions contained therein. For the purpose of Section 14.2 of the Purchase Agreement the address and telecopy number for Lloyds are as follows:

         Address:          Lloyds TSB Bank plc
                           575 Fifth Avenue, 17th Floor
                           New York, New York 10017
                           Attn: Gavin Rees

         Fax:                      (212) 930-5098

                  Section 3. Amendment to Section 1.2. Subject to the terms
                             -------------------------
and conditions set forth herein, the first sentence in Section 1.2 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                           Seller shall provide the Agent with at least one Business Days' prior notice in a form set forth as Exhibit 11 hereto of each Incremental Purchase (a "Purchase Notice"); provide that any Purchase Notice received after 11:00 a.m. (Chicago time) shall be deemed to have been received on the next succeeding Business Day.

                  Section 4. Amendment to Section 13.6. Subject to the terms
                             --------------------------
and conditions set forth herein, Section 13.6 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                           Section 13.6 Notice of Commitment Renewal;
                                        ----------------------------
         Affected Financial Institutions.
         -------------------------------
                                             (a) Each Financial Institution
         hereby agrees to deliver written notice to the Agent not more than 30 Business Days and not less than 5 Business Days prior to the Liquidity Termination Date indicating whether such Financial Institution intends to renew its Commitment hereunder. If any Financial Institution fails to deliver such notice on or prior to the date that is 5 Busi-

                                  Exh. 5-2
         ness Days prior to the Liquidity Termination Date, such Financial Institution will be deemed to have declined to renew its Commitment. The Agent shall promptly notify Conduit of each Financial Institution which has declined or has been deemed to have declined to renew its Commitment hereunder. In addition, Conduit may, in its sole discretion, at any time (x) to the extent of Commitment Availability, declare that any Affected Financial Institution's Commitment shall automatically terminate on a date specified by Conduit or (y) assign to any Affected Financial Institution on a date specified by Conduit its Pro Rata Share of the aggregate Purchaser Interests then held by Conduit, subject to, and in accordance with, Section 13. 1. The parties hereto expressly acknowledge that any declaration of the termination of any Commitment, any assignment pursuant to this Section 13.6 and the order of priority of any such termination or assignment among Affected Financial Institutions shall be made by Conduit in its sole and absolute discretion.

                                            (b) Upon any assignment to an
         Affected Financial Institution as provided in this Section 13.6,
                                                            ------------
         any remaining Commitment of such Affected Financial Institution shall automatically terminate. Upon reduction to zero of the Capital of all of the Purchaser Interests of an Affected Financial Institution (after application of Collections thereto pursuant to Sections 2.2 and 2.3) all rights and obligations of such Affected
                          ---
         Financial Institution hereunder shall be terminated and such Affected Financial Institution shall no longer be a "Financial Institution" hereunder; provided, however that the provisions of
                                 --------
         Article X shall continue in effect for its benefit with respect to Purchaser Interests held by such Affected Financial Institution prior to its termination as a Financial Institution.

                  Section 5. Amendment to Section 14.1. Subject to the
                             --------------------------
terms and conditions set forth herein, Section 14.1 of the Purchase Agreement is hereby amended by adding the words "or Section 13.4" after the words "or this Section 14.1 (b)" in clause (E) of Section 14. 1 (b)(i) of
               -----------------
the Purchase Agreement.

                  Section 6. Amendments to Exhibit 1. Subject to the terms
                             ------------------------
and conditions set forth herein, Exhibit I to the Purchase Agreement is hereby amended by:

                                  Exh. 5-3

                           (a) replacing the percentage, "6.0%", in the
definition of "Adjusted Liquidity Price" appearing in such Exhibit I with the percentage, "10.0%".

                           (b) amending and restating, in its entirety, the
definition of "Commitment Availability" appearing in such Exhibit I to read as follows:

                  "Commitment Availability" means at any time the positive
                  -------------------------
         difference (if any) between (a) an amount equal to the aggregate amount of the Commitments minus an amount equal to 2% of such aggregate Commitments at such time minus (b) the Aggregate Capital
                                            -----
         at such time.

                           (c) replacing the date, "October 28, 2001", in
the DEFINITION of "Liquidity Termination Date" appearing in such Exhibit I with the date, "October 24, 2002".

                           (d) deleting, in its entirety, the definition of
"Non-Renewing Financial Institution" appearing in such Exhibit 1.

                           (e) replacing the dollar amount, "$200,000,000",
in the definition of "Purchase Limit" appearing in such Exhibit I with the dollar amount, "$275,000,000".

                           (f) amending and restating, in its entirety, the
definition of "Required Notice Period" appearing in such Exhibit I to read as follows:

                  "Required Notice Period" means the number of days required
                  ------------------------
         notice set forth below applicable to the Aggregate Reduction indicated below:

                  Aggregate Reduction       Required Notice Period
                  -------------------       ----------------------
                    $100,000,000            if the Reduction Notice or the
                                            written notice required pursuant
                                            to Section 2.7, as applicable, is
                                            received before 11:00 a.m.
                                            (Chicago time) on the Business Day
                                            prior to the Proposed Reduction

                                  Exh. 5-4

                                            Date or the date of the proposed
                                            repurchase pursuant to Section
                                            2.7, as applicable, one Business
                                            Day; and, in all other
                                            applicable cases, two Business
                                            Days

                  $100,000,000 to
                  $200,000,000              five Business Days
                                            ------------------
                  >$200,000,000             ten Business Days
                                            -----------------

                           (g) amending and restating, in its entirety, the
definition of "Terminating Financial Institution" appearing in such
Exhibit I to read as follows:

         "Terminating Financial Institution" means each Affected Financial
         -----------------------------------
Institution.

                  Section 7. Amendment to Schedule A. Subject to the terms
                             ------------------------
and conditions set forth herein, Schedule A to the Purchase Agreement is hereby amended and restated, and replaced, in its entirety by Annex I
                                                              -------
hereto.

                  Section 8. Representations and Warranties of Lloyds.
                             -----------------------------------------
Lloyds hereby represents and warrants to the Agent and Conduit that:

                           (a) Existence and Power. Lloyds is a corporation
                               --------------------
or a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate power to perform its obligations hereunder and under the Purchase Agreement, as amended hereby.

                           (b) No Conflict. The execution and delivery by
                               ------------
Lloyds of this Amendment and the performance of its obligations hereunder and under the Purchase Agreement, as amended hereby, are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets. This Amendment has been duly authorized, executed and delivered by Lloyds.

                                  Exh. 5-5

                           (c) Governmental Authorization. No authorization
                               ---------------------------
or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by Lloyds of this Amendment and the performance of its obligations hereunder and under the Purchase Agreement, as amended hereby.

                           (d) Binding Effect. Each of this Amendment and
                               ---------------
the Purchase Agreement, as amended hereby, constitutes the legal, valid and binding obligation of Lloyds enforceable against Lloyds in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                  Section 9. Conditions to Effectiveness of Amendment. This
                             -----------------------------------------
Amendment shall become effective as of October 26, 2001, upon the satisfaction of the conditions precedent that:

                           (a) Amendment. The Agent shall have received, on
                               ----------
or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

                           (b) Lloyds Representations and Warranties. As of
                               --------------------------------------
the effective date hereof, the representations and warranties of Lloyds set forth in Section 8 hereof are true and correct on and as of such date as though made on and as of such date.

                           (c) Certain Tax Forms. Each of the Agent and
                               ------------------
Seller shall have received, on or before the date hereof, two duly completed copies of United States Internal Revenue Service Forms W-8BEN or W-8ECI, certifying in either case that Lloyds is entitled to receive payments under the Purchase Agreement, as amended hereby, without deduction or withholding of any United States federal income taxes.

                           (d) Fee Letter; Fees. The Agent shall have
                               -----------------
received, on or before the date hereof, (i) an amended and restated fee letter, in form and substance satisfactory to the Agent, duly executed by each of the parties thereto and (ii) all fees, costs and expenses due and payable to the Agent, Lloyds or any other Purchaser on or before the effective date hereof pursuant to such amended and restated fee letter or any other Transaction Document.

                                  Exh. 5-6

                           (e) Transaction Document Representations and
                               ----------------------------------------
Warranties. As of the date hereof, both before and after giving effect to
-----------
this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

                           (f) No Amortization Event. As of the date hereof,
                               ----------------------
both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

                  Section 10.  MISCELLANEOUS.
                               -------------

                           (a) Effect, Ratification. The amendments set
                               ---------------------
forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the fulture under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b) Transaction Documents. This Amendment is a
                               ----------------------
Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                           (c) Costs, Fees and Expenses. Seller agrees to
                               -------------------------
pay all costs, fees and expenses in connection with the preparation, execution and delivery of this

                                  Exh. 5-7

Amendment (including the reasonable fees and expenses of counsels to the Agent, Lloyds and/or the other Purchasers).

                           (d) Counterparts. This Amendment may be executed
                               -------------
in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                           (e) Severability. Any provision contained in this
                               -------------
Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                           (f) Bankruptcy Petition. Lloyds hereby covenants
                               --------------------
and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Conduit or any Unconditional Liquidity Provider, it will not institute against, or join any other Person in instituting against, Conduit or any such entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                           (g) GOVERNING LAW. THIS AMENDMENT SHALL BE
                               --------------
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                          (Signature Page Follows)


                                  Exh. 5-8

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duty authorized officers as of the date first written above.

                           GRAYBAR COMMERCE CORPORATION

                           By:
                           Name:
                           Title:


                           GRAYBAR ELECTRIC COMPANY, INC., as Servicer

                           By:
                           Name:
                           Title:


                           FALCON ASSET SECURITIZATION CORPORATION

                           By:
                           Name:
                           Title: Authorized Signatory


                           BANK ONE, NA (MAIN OFFICE CHICAGO), as Agent and as a Financial Institution

                           By:
                           Name:
                           Title:


                           LLOYDS TSB BANK PLC, as a Financial Institution

                           By:
                           Name:
                           Title:

                           By:
                           Name:
                           Title:


                                  Exh. 5-9

                              AMENDMENT NO. 6 TO
                        RECEIVABLES PURCHASE AGREEMENT

                 This Amendment No. 6 to Receivables Purchase Agreement (this "Amendment") is entered into as of December 31, 2001, among Graybar Commerce
-----------
Corporation, a Delaware corporation, as Seller ("Seller"), Graybar Electric Company, Inc., a New York corporation ("Graybar"), as Servicer, Falcon Asset
                                       ---------
Securitization Corporation ("Conduit"), Lloyds TSB Bank plc ("Lloyds"), as a
                            ---------                        --------
Financial Institution, and Bank One, NA (Main Office Chicago), as Agent and as a Financial Institution.

                                    RECITAL
                                    -------

                 Each of Seller, Graybar, Conduit and Bank One, NA (Main Office Chicago) entered into that certain Receivables Purchase Agreement, dated as of June 30, 2000, and each of the parties thereto amended such Receivables Purchase Agreement pursuant to the following amendments: (i) that certain Amendment No. I to Receivables Purchase Agreement, dated as of July 12, 2000, (ii) that certain Waiver and Amendment No. 2 to Receivables Purchase Agreement, dated as of January 1, 2001, (iii) that certain Amendment No. 3 to Receivables Purchase Agreement, dated as of June 22, 2001, (iv) that certain Amendment No. 4 to Receivables Purchase Agreement, dated as of August 19, 2001, and (v) that certain Amendment No. 5 to Receivables Purchase Agreement, dated as of October 26, 2001 (such Receivables Purchase Agreement as so amended, the "Purchase Agreement").
              ------------------

                 Each of the parties hereto now desires to amend the Purchase Agreement, subject to the terms and conditions hereof, as more particularly described herein.

                 AGREEMENT

                 NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 Section 1. Definitions Used Herein. Capitalized terms used
                            -----------------------
herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Purchase Agreement.

                                  Exh. 6-1

                 Section 2. Amendment to Section 2.7. Subject to the terms and
                            ------------------------
conditions set forth herein, the Purchase Agreement is hereby amended by deleting the reference to "following the reduction of the Aggregate Capital to a level that is less than 15.0% of the original Purchase Limit" appearing in
Section 2.7 of the Purchase Agreement and replacing such reference with "following the reduction of the Aggregate Capital to a level that is less than or equal to 100.0% of the original Purchase Limit".

                 Section 3. Conditions to Effectiveness of Amendment. This
                            ----------------------------------------
Amendment shall become effective as of December 31, 2001 (the "Effective Date"), upon the satisfaction of the conditions precedent that:

                 (a) Amendment. The Agent shall have received executed
                     ---------
counterparts of this Amendment, duly executed by each of the parties hereto.

                 (b) Transaction Document Representations and Warranties. As
                     ---------------------------------------------------
of the Effective Date, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the Effective Date (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

                 (c) No Amortization Event. As of the Effective Date, both
                     ---------------------
before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

                 Section 4.  Miscellaneous.
                             -------------

                 (a) Effect; Ratification. The amendments set forth herein
                     --------------------
are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein", "hereof" and words of like import and each

                                  Exh. 6-2
reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                 (b) Transaction Documents. This Amendment is a Transaction
                     ---------------------
Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                 (c) Costs, Fees and Expense. Seller agrees to pay all costs,
                     -----------------------
fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to the Agent, Lloyds and/or the other Purchasers).

                 (d) Counterpart. This Amendment may be executed in any number
                     -----------
of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                 (e) Severability. Any provision contained in this Amendment
                     ------------
which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                 (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                     -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                 (Signature Page Follows)

                                  Exh. 6-3

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers on March 8, 2002 to be effective as of the Effective Date.

                           GRAYBAR COMMERCE CORPORATION

                           By:
                           Name:
                           Title:

                           GRAYBAR ELECTRIC COMPANY, INC., as Servicer

                           By:
                           Name:
                           Title:

                           FALCON ASSET SECURITIZATION CORPORATION

                           By:
                           Name:
                           Title: Authorized Signatory

                           BANK ONE, NA (MAIN OFFICE CHICAGO),
                           as Agent and as a Financial Institution

                           By:
                           Name:
                           Title:

                            LLOYDS TSB BANK PLC, as a Financial Institution

                           By:
                           Name:
                           Title:

                           By:
                           Name:
                           Title:


                                  Exh. 6-4

                              AMENDMENT NO. 7 TO
                        RECEIVABLES PURCHASE AGREEMENT

                  This Amendment No. 7 to Receivables Purchase Agreement (this" Amendment") is entered into as of October 23, 2002, among Graybar Commerce Corporation, a Delaware corporation, as Seller, Graybar Electric Company, Inc., a New York corporation ("Graybar"), as Servicer, Falcon Asset Securitization Corporation ("Conduit"), Lloyds TSB Bank plc ('Lloyds"), as a Financial Institution, and Bank One, NA (Main Office Chicago), as Agent and as a Financial Institution.

                                   RECITALS
                                   --------

                 Each of Seller, Graybar, Conduit and Bank One, NA (Main Office Chicago) entered into that certain Receivables Purchase Agreement, dated as of June 30, 2000, and each of the parties thereto amended such Receivables Purchase Agreement pursuant to the following amendments: (i) that certain Amendment No. 1 to Receivables Purchase Agreement, dated as of July 12, 2000, (ii) that certain Waiver and Amendment No. 2 to Receivables Purchase Agreement, dated as of January 1, 2001, (iii) that certain Amendment No. 3 to Receivables Purchase Agreement, dated as of June 22, 2001, (iv) that certain Amendment No. 4 to Receivables Purchase Agreement, dated as of August 29, 2001, (v) that certain Amendment No. 5 to Receivables Purchase Agreement, dated as of October 26, 2001, and (vi) that certain Amendment No. 6 to Receivables Purchase Agreement, dated as of December 31, 2001 (such Receivables Purchase Agreement as so amended, the "Purchase Agreement").
                                                  --------------------

                 Each of the parties hereto now desires to amend the Purchase Agreement, subject to the terms and conditions hereof, as more particularly described herein.

                                   AGREEMENT
                                   ---------

                 NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 Section 1. Definitions Used Herein. Capitalized terms used
                            ------------------------
herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Purchase Agreement.

                                  Exh. 7-1

                 Section 2. Amendments to Exhibit I. Subject to the terms and
                            ------------------------
conditions set forth herein, Exhibit I to the Purchase Agreement is hereby amended by;

                         (a) amending and restating, in its entirety, the
definition of "Aggregate Reserves" appearing in such Exhibit I to read as follows:

                  Aggregate Reserves" means, on any date of determination, the
                  ------------------
         greater of (i) an amount equal to 30% multiplied by the Net
                                               ----------
         Receivables Balance as of the close of business of the Servicer on such date and (ii) an amount equal to the sum of the Loss Reserve, the Yield Reserve and the Dilution Reserve.

                         (b) amending and restating, in its entirety, the
definition of "Default Ratio" appearing in such Exhibit I to read as follows:

                 "Default Ratio" means a percentage equal to (i) the sum of
                  -------------
         (A) the aggregate Outstanding Balance of Receivables as to which any payment, or part thereof, remains unpaid for greater than 90 days but fewer than 121 days from the due date of such Receivable, and (B) actual write-offs during the current calendar month divided by (ii)
                                                             -------
         the gross sales for the calendar month four calendar months prior to the current calendar month.

                         (c) replacing the date "June 29, 2003" in the
definition of "Facility Termination Date" appearing in such Exhibit I with the date "October 23, 2003".

                         (d) replacing the date "October 24, 2002" in the
definition of "Liquidity Termination Date" appearing in such Exhibit I with the date "October 23, 2003".

                 Section 3. Conditions to Effectiveness of Amendment. This
                            -----------------------------------------
Amendment shall become effective as of October 23, 2002 (the "Effective Date"), upon the satisfaction of the conditions precedent that:

                         (A) AMENDMENT. The AGENT SHALL have received executed
counterparts of this Amendment, duly executed by each of the parties hereto.

                                  Exh. 7-2

                         (b) Transaction Document Representations and
                             ----------------------------------------
Warranties. As of the Effective Date, both before and after giving effect to
-----------
this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the Effective Date (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

                         (c) No Amortization Event. As of the Effective Date,
                             ----------------------
both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

                 Section 4. Miscellaneous.
                            --------------

                         (a) Effect; Ratification. The amendments set forth
                             ---------------------
herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other INSTRUMENT OR AGREEMENT REFERRED to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                         (b) Transaction Documents. This Amendment is a
                             ----------------------
Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                         (c) Costs, Fees and Expenses. Seller agrees to
                             -------------------------
reimburse the Agent and each Purchaser on demand for all costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment (includ-

                                  Exh. 7-3
ing the reasonable fees and expenses of counsels to the Agent, Lloyds and/or the other Purchasers).

                          (d) Counterpart. This Amendment may be executed in
                              ------------
any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                          (e) Severability. Any provision contained in this
                              -------------
Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                          (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED
                              --------------
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

                          (Signature Page Follows)

                                  Exh. 7-4

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                           GRAYBAR COMMERCE CORPORATION

                           By:
                           Name:
                           Title:

                           GRAYBAR ELECTRIC COMPANY, INC., as Servicer

                           By:
                           Name:
                           Title:

                           FALCON ASSET SECURITIZATION CORPORATION

                           By:
                           Name:
                           Title: Authorized Signatory

                           BANK ONE, NA (MAIN OFFICE CHICAGO), as Agent and as a Financial Institution

                           By:
                           Name:
                           Title:

                           LLOYDS TSB BANK PLC, as a Financial Institution

                           By:
                           Name:
                           Title:

                           By:
                           Name:
                           Title:

                                  Exh. 7-5

                             AMENDMENT NO. 8 TO
                       RECEIVABLES PURCHASE AGREEMENT

                  This Amendment No. 8 to Receivables Purchase Agreement (this "Amendment") is entered into as of December 23, 2002, among Graybar Commerce Corporation, a Delaware corporation, as Seller, Graybar Electric Company, Inc., a New York corporation ("Graybar"), as Servicer, Falcon Asset Securitization Corporation ("Conduit"), Lloyds TSB Bank plc ("Lloyds"), as a Financial Institution, and Bank One, NA (Main Office Chicago), as Agent and as a Financial Institution.

                                  RECITALS
                                  --------

                  Each of Seller, Graybar, Conduit and Bank One, NA (Main Office Chicago) entered into that certain Receivables Purchase Agreement, dated as of June 30, 2000, and each of the parties thereto amended such Receivables Purchase Agreement pursuant to the following amendments: (i) that certain Amendment No. I to Receivables Purchase Agreement, dated as of July 12, 2000, (ii) that certain Waiver and Amendment No. 2 to Receivables Purchase Agreement, dated as of January 1, 2001, (iii) that certain Amendment No. 3 to Receivables Purchase Agreement, dated as of June 22, 2001, (iv) that certain Amendment No. 4 to Receivables Purchase Agreement, dated as of August 29, 2001, (v) that certain Amendment No. 5 to Receivables Purchase Agreement, dated as of October 26, 2001, (vi) that certain Amendment No. 6 to Receivables Purchase Agreement, dated as of December 31, 2001, and (vii) that certain Amendment No. 7 to Receivables Purchase Agreement, dated as of October 23, 2002 (such Receivables Purchase Agreement as so amended, the "Purchase Agreement").
                   --------------------

                  Each of the parties hereto now desires to amend the Purchase Agreement, subject to the terms and conditions hereof, as more particularly described herein.

                                  AGREEMENT
                                  ---------

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  Exh. 8-1

                  Section 1. Definitions Used Herein. Capitalized terms used
                             -----------------------
herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Purchase Agreement.

                  Section 2. Amendment to Exhibit 1. On and after January 2,
                             ----------------------
2003, Exhibit I to the Purchase Agreement shall be amended by deleting the dollar amount "275,000,000" in the definition of "Purchase Limit" appearing in such Exhibit I and replacing such reference with the dollar amount "200,000,000".

                  Section 3. Amendments to Schedule A. On and after January
                             ------------------------
2, 2003, Schedule A to the Purchase Agreement shall be amended by (i) deleting the reference to the dollar amount "204,000,000" appearing under the column heading "Commitment" and opposite the name of Bank One, NA (Main
                    ----------
Office Chicago) on such Schedule A and replacing such reference with the dollar amount "148,920,000" and (ii) deleting the reference to the dollar amount "76,500,000" appearing under the column heading "Commitment" and opposite the name of Lloyds TSB Bank plc on such Schedule A and replacing such reference with the dollar amount "55,080,000".

                  Section 4. Condition to Effectiveness of Amendment. This
                             ---------------------------------------
Amendment shall become effective as of December 23, 2002 (the "Effective
                                                               ---------
Date"), upon the satisfaction of the condition precedent that the Agent
----
shall have received executed counterparts of this Amendment, duly executed by each of the parties hereto.

                  Section 5. Representations and Warranties. By its
                             ------------------------------
execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted the following:

                           (a) Transaction Document Representations and
                               ----------------------------------------
Warranties. Both as of the Effective Date before giving effect to the
----------
amendments contained herein and as of January 2, 2003, after giving effect to the amendments contained herein, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on each such date.

                           (b) No Amortization Event. Both as of the
                               ---------------------
Effective Date before giving effect to the amendments contained herein and as of January 2, 2003, after giving effect to the amendments contained herein, no Amortization Event or Potential Amortization Event shall have occurred and be continuing.

                                  Exh. 8-2

                  Section 6. Miscellaneous.
                             -------------

                           (a) Effect; Ratification. The amendments set
                               --------------------
forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b) Transaction Documents. This Amendment is a
                               ---------------------
Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                           (c) Costs, Fees and Expenses. Seller agrees to
                               ------------------------
reimburse the Agent and each Purchaser on demand for all costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to the Agent, Lloyds and/or the other Purchasers).

                           (d) Counterparts. This Amendment may be executed
                               ------------
in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                           (e) Severability. Any provision contained in this
                               ------------
Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                                  Exh. 8-3

                           (f) GOVERNING LAW. THIS AMENDMENT SHALL BE
                               -------------
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

                          (Signature Page Follows)

                                  Exh. 8-4

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                            GRAYBAR COMMERCE CORPORATION

                            By:
                            Name:
                            Title:

                            GRAYBAR ELECTRIC COMPANY, INC., as Servicer

                            By:
                            Name:
                            Title:

                            FALCON ASSET SECURITIZATION CORPORATION

                            By:
                            Name:
                            Title: Authorized Signatory

                            BANK ONE, NA (MAIN OFFICE CHICAGO), as Agent and as a Financial Institution

                            By:
                            Name:
                            Title:

                            LLOYDS TSB BANK PLC, as a Financial Institution

                            By:
                            Name:
                            Title:

                            By:
                            Name:
                            Title:



                                  Exh. 8-5